AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION on April 12, 2001

                                                       File No. ____________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-14

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933        /X/



                           STRONG EQUITY FUNDS, INC.

              (Exact Name of Registrant as Specified in Charter)
                             100 Heritage Reserve
                          Menomonee Falls, WI  53051
              (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (414) 359-3400

                            Elizabeth N. Cohernour
                        Strong Capital Management, Inc.
                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                    (Name and Address of Agent for Service)

                                  Copies to:

                             W. John McGuire, Esq.
                         Morgan, Lewis & Bockius, LLP
                               1800 M Street, NW
                             Washington, DC 20036

--------------------------------------------------------------------------------

It is proposed that this filing will become effective on May 12, 2001 pursuant to Rule 488.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

                          STRONG DISCOVERY FUND, INC.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051


[May 24, 2001]

Dear Shareholder:

Enclosed is a Proxy Statement/Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Strong Discovery Fund, Inc. (the "Discovery Fund") on May 11, 2001.

The Discovery Fund's Board of Directors has proposed that the Fund be combined with the Strong Enterprise Fund (the "Enterprise Fund"), a series of Strong Equity Funds, Inc., in a tax-free reorganization. If the shareholders of the Discovery Fund approve the proposal, you will become a shareholder of the Enterprise Fund and your Discovery Fund shares will be exchanged for an amount of Enterprise Fund shares of equal value. No sales charges will be imposed in connection with the reorganization. In addition, the reorganization will not cause you to recognize any taxable gains or losses on your shares in the Discovery Fund.

The investment objective of both the Discovery Fund and the Enterprise Fund is to provide investors with capital growth. Although both Funds may invest in companies of any size, the Enterprise Fund has a bias towards investing primarily in small- and medium-capitalization companies. Also, the Discovery Fund is significantly smaller than the Enterprise Fund. Currently, we do not believe that the Discovery Fund can reach a sustainable size in the near future.

In light of the Discovery Fund's small asset size, lack of expected asset growth, and lack of economies of scale, the Board of Directors of the Discovery Fund believes that it is in the best interests of its shareholders to reorganize the Discovery Fund into the larger Enterprise Fund. In addition, the Discovery Fund's investment objective and investment policies are similar to those of the Enterprise Fund. Finally, the Enterprise Fund offers a lower expense ratio than the Discovery Fund. Accordingly, the Board of Directors of the Discovery Fund strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information. Please read this information carefully and call our proxy solicitor, [Solicitor at 1-8XX-XXX-XXXX] if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or through the Internet according to the enclosed Voting Instructions.

Thank you for your support.

Sincerely,

/s/ Richard S. Strong

Richard S. Strong
Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

Q. What am I being asked to vote on at the upcoming special shareholder meeting on July 20, 2001?

A. You are being asked to approve a reorganization of the Strong Discovery Fund into the Strong Enterprise Fund.

Q.   Has the Board of Directors approved the proposal?

A. The Discovery Fund's Board of Directors has unanimously agreed that the reorganization is in the shareholders' best interests and recommends that you vote in favor of it.

Q.   How will this reorganization affect me as a shareholder?

A. You will become a shareholder of the Strong Enterprise Fund, a fund with similar investment objectives and policies, as well as lower expenses.

Q.   What is the timetable for the reorganization?

A. If approved by shareholders at the July 20, 2001 shareholder meeting, the reorganization is expected to take effect on or about 5:00 p.m., Central Time, on August 31, 2001.

Q.   What will I receive in exchange for my current shares?

A. An account will be created for you which will be credited with Strong Enterprise Fund shares with an aggregate value equal to the value of your Strong Discovery Fund shares; however, no physical share certificates will be issued to you.

Q.   Will this reorganization result in any tax liability to me?

A. The reorganization is intended to be done on a tax-free basis for federal income tax purposes.

Q. Can I exchange or redeem my Discovery Fund shares before the reorganization takes place?

A. Yes. You may exchange your Discovery Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction for federal income tax purposes.

Q.   What happens if shareholders do not approve the reorganization?

A. If the reorganization is not approved by shareholders of the Discovery Fund, then the reorganization will not take place and you will remain a shareholder of the Discovery Fund.

Q.  I am a small investor.  Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote, the Discovery Fund may not receive enough votes to go forward with its meeting. If this happens, we may need to solicit votes again - a costly proposition for the Discovery Fund.

Q.   Who is entitled to vote?

A. Any person who owned shares of the Strong Discovery Fund on the "record date," which was the close of business on Friday, May 11, 2001 - even if you later sold your shares. You may cast one vote for each share of the Discovery Fund and a fractional vote for each fractional share of the Discovery Fund you owned on the record date.

Q.   How can I vote?

A.   You can vote your shares in any one of four ways:
     .  Through the Internet.
     .  By toll-free telephone.
     .  By mail, using the enclosed proxy card.
     .  In person at the meeting.

     We encourage you to vote by Internet or telephone, using the number that appears on your proxy card. These voting methods will save the Fund a good deal of money because the Fund would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Q.   I plan to vote through the Internet.  How does Internet voting work?

A.   To vote through the Internet, please read the enclosed Voting Instructions.

Q.   I plan to vote by telephone.  How does telephone voting work?

A.   To vote by telephone, please read the enclosed Voting Instructions.

Q.   I plan to vote by mail.  How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   Who should I call if I have any questions about voting?

A.   You can call our proxy solicitor, [Solicitor at 1-888-XXX-XXXX].

                          STRONG DISCOVERY FUND, INC.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      To be held on Friday, July 20, 2001

A Special Meeting of Shareholders of Strong Discovery Fund, Inc. (the "Discovery Fund") will be held at [100 Heritage Reserve, Menomonee Falls, Wisconsin 53051] on Friday, July 20, 2001 at 8:00 a.m., Central Time, for the purposes of considering the proposals set forth below. Proposal 1, if approved, will result in the transfer of the assets and stated liabilities of the Discovery Fund to the Strong Enterprise Fund (the "Enterprise Fund") in return for shares of the Enterprise Fund. These transactions are referred to below as the "Reorganization."

Proposal 1:  To approve the Agreement and Plan of Reorganization as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

Proposal 2:  The transaction of such other business as may properly come before the meeting.

     Shareholders of record of the Discovery Fund as of the close of the New York Stock Exchange on Friday, May 11, 2001 are entitled to notice of and to vote at this meeting, or any adjournment of this meeting. The proposed Reorganization will be effected only if the Discovery Fund's shareholders approve the proposal.

                            Your Vote is Important.
                    Please Promptly Return Your Proxy Card
               Or Vote By Toll-Free Telephone Or At Our Web Site
              In Accordance With The Enclosed Voting Instructions

--------------------------------------------------------------------------------

          As a shareholder of the Discovery Fund, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, dating, signing and promptly returning the enclosed proxy card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number, or (3) visiting our web site. Your prompt voting by proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting by submitting to the Secretary of the Discovery Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the web site or toll-free telephone number listed on the enclosed Voting Instructions.

--------------------------------------------------------------------------------

                                    By Order of the Board of Directors,

                                    /s/ Elizabeth N. Cohernour

                                    Elizabeth N. Cohernour
                                    Vice President and Secretary

Menomonee Falls, Wisconsin
[May 24, 2001]

                          PROXY STATEMENT/PROSPECTUS

                             Dated [May 24, 2001]

                 Relating to the acquisition of the assets of

                          STRONG DISCOVERY FUND, INC.

                       by and in exchange for shares of

                            STRONG ENTERPRISE FUND
                     a series of Strong Equity Funds, Inc.

                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                                1-414-359-1400
                                1-800-368-3863
                Device for the Hearing Impaired: 1-800-999-2780

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Strong Discovery Fund, Inc. (the "Discovery Fund"), in connection with the Special Meeting of Shareholders (the "Meeting") of the Discovery Fund to be held on July 20, 2001 at 8:00 a.m., Central Time, at [100 Heritage Reserve, Menomonee Falls, Wisconsin 53051] or any adjournment of the Meeting. At the Meeting, shareholders of the Discovery Fund will be asked to consider and approve a proposed reorganization, as described in
the Agreement and Plan of Reorganization dated May [   ], 2001 (the
"Reorganization Agreement"), by and between the Discovery Fund and Strong Enterprise Fund (the "Enterprise Fund"), a series of Strong Equity Funds, Inc. The Discovery Fund and the Enterprise Fund are sometimes referred to collectively as the "Funds." A copy of the form of Reorganization Agreement is attached as Exhibit A. Proposal 1, if approved, will result in the transfer of the assets and stated liabilities of the Discovery Fund to the Enterprise Fund in return for shares of the Enterprise Fund. These transactions are referred to below as the "Reorganization."

Proposal 1:  To approve the Agreement and Plan of Reorganization as described in
----------
             the Proxy Statement/Prospectus, and the transactions it contemplates.

Proposal 2:  The transaction of such other business as may properly come before
----------
             the meeting.

     The Reorganization Agreement provides that the Discovery Fund will transfer all of its assets and certain stated liabilities to the Enterprise Fund. In exchange for the transfers of these assets and liabilities, the Enterprise Fund will simultaneously issue shares to the Discovery Fund, in an amount equal in value to the net asset value of the Discovery Fund's shares. These transfers are expected to occur on or about 5:00 p.m., Central Time (the "Effective Time") on Friday, August 31, 2001 (the "Closing Date").

     Immediately after the transfer of the Discovery Fund's assets and liabilities, the Discovery Fund will make a liquidating distribution to its shareholders of the Enterprise Fund's shares received, so that a holder of shares in the Discovery Fund at the Effective Time of the Reorganization will receive a number of shares of the Enterprise Fund with the same aggregate value as the shareholder had in the Discovery Fund immediately before the Effective Time. At the Effective Time, shareholders of the Discovery Fund will become shareholders of the Enterprise Fund.

     The Discovery Fund offers one class of shares - Investor Class shares. The Enterprise Fund also offers Investor Class shares. In addition, the Enterprise Fund offers Advisor Class Shares, although these shares are not involved in the Reorganization. Holders of Investor Class shares of the Discovery Fund will receive an amount of Investor Class shares of the Enterprise Fund equal in value to their Discovery Fund shares.

     The Discovery Fund is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Currently, the Discovery and Enterprise Funds are advised by Strong Capital Management, Inc. ("SCM"), a company controlled by Richard S. Strong because of his stock ownership in SCM. Mr. Strong is Director and Chairman of the Board of the mutual funds advised or administered by SCM (the "Strong Funds") and Chairman and Director of SCM. Strong Investments, Inc. ("SII"), a direct subsidiary of SCM, is the principal underwriter of the Strong Funds. SII is controlled by SCM and Mr. Strong. SCM also serves as administrator and transfer agent to the Strong Funds.

     This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Discovery Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated [May 24, 2001], relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Discovery and Enterprise Funds, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Discovery Fund, see the Discovery Fund's prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and statement of additional information for the Discovery Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Enterprise Fund, see the Enterprise Fund's Investor Class prospectus and statement of additional information dated May 1, 2001, as they may be amended and/or supplemented, which have been filed with the SEC. Copies of the prospectus and statement of additional information for the Enterprise Fund are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863.

     This Proxy Statement/Prospectus is expected to be sent to shareholders on or about [May 24, 2001].

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                    Page
SYNOPSIS...........................................................    1
The Reorganization.................................................    1
The Corporations...................................................    1
Fees and Expenses..................................................    2
Investment Advisor.................................................    2
Investment Objectives, Policies, and Restrictions..................    3
The Funds' Purchase, Exchange, and Redemption Procedures...........    4
INVESTMENT RISKS...................................................    5
INFORMATION RELATING TO THE REORGANIZATION.........................    6
Description of the Reorganization..................................    6
Costs of Reorganization............................................    7
Federal Income Taxes...............................................    7
Capitalization.....................................................    7
REASONS FOR THE REORGANIZATION.....................................    8
SHAREHOLDER RIGHTS.................................................    9
APPROVAL OF OTHER PROPOSALS BY THE ENTERPRISE FUND SHAREHOLDERS....   10
MORE INFORMATION ABOUT THE ENTERPRISE FUND AND THE DISCOVERY FUND..   10
VOTING MATTERS.....................................................   11
OTHER BUSINESS.....................................................   13
SHAREHOLDER INQUIRIES..............................................   13
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION...........  A-1
EXHIBIT B - MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE............. B-1
EXHIBIT C - ADDITIONAL INFORMATION ABOUT THE ENTERPRISE FUND........ C-1

                                   SYNOPSIS

     This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange, and redemption procedures of the Discovery Fund with those of the Enterprise Fund. It is a summary of some information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the Investor Class prospectus for each Fund, as each may be amended and/or supplemented.

The Reorganization

     Background. Pursuant to the Reorganization Agreement (attached as Exhibit
A), the Discovery Fund will transfer all of its assets and certain stated liabilities to the Enterprise Fund in exchange solely for Investor Class shares of the Enterprise Fund. The Discovery Fund will distribute the Enterprise Fund shares that it receives to its shareholders in liquidation. The result of the Reorganization is that shareholders of the Discovery Fund will become shareholders of the Enterprise Fund. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of the Discovery Fund, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, has concluded that the Reorganization would be in the best interests of the Discovery Fund and its shareholders, and that the interests of existing shareholders in the Discovery Fund would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of the Discovery Fund recommends that you vote FOR approval of the Reorganization.

     Tax Consequences. The Reorganization is intended to qualify for U.S. Federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Discovery Fund will not recognize a gain or a loss in the transactions contemplated by the Reorganization.

     Special Considerations and Risk Factors. Although the investment objectives and policies of the Discovery Fund and the Enterprise Fund are generally similar, there are differences. Therefore, an investment in the Enterprise Fund may involve investment risks that are, in some respects, different from those of the Discovery Fund. For a more complete discussion of the risks associated with the Funds, see "INVESTMENT RISKS" below.

The Corporations

     The Discovery Fund and Strong Equity Funds, Inc., of which the Enterprise Fund is a series, are open-end management investment companies, which were organized as Wisconsin corporations on September 24, 1987, and December 28, 1990, respectively. Each Corporation offers redeemable shares in different classes and/or series. The Discovery Fund offers one class of shares - Investor Class shares. The Enterprise Fund also offers Investor Class shares. In addition, the Enterprise Fund offers Advisor Class shares, although this share class is not involved in the Reorganization. Investor and Advisor Class Shares differ with respect to distribution, administration, and shareholder servicing costs, as set forth in the prospectus of each Class, as each may be amended and/or supplemented.

Fees and Expenses

     The following comparative fee tables show the fees for the Discovery Fund and the Enterprise Fund. The pro forma line items show the Enterprise Fund's fees assuming that the Reorganization is approved. The table shows fees and expenses without any waivers. If the Reorganization is approved, Total Annual Fund Operating Expenses will decrease for shareholders of the Discovery Fund by 0.06%.


                Strong Discovery Fund - Strong Enterprise Fund

                               Shareholder Fees

There are no sales charges on purchases, exchanges, or redemptions.

                           Annual Operating Expenses
                    (as a percentage of average net assets)

This table describes the Fund expenses that you may pay indirectly if you hold Fund shares.

------------------------------------------------------------------------------------------------
                                                                             Total Annual Fund
Fund                                 Management Fees   Other Expenses(1)     Operating Expenses
------------------------------------------------------------------------------------------------
Strong Discovery Fund                     0.75%             0.76%                 1.51%
------------------------------------------------------------------------------------------------
Strong Enterprise Fund                    0.75%             0.68%                 1.43%
------------------------------------------------------------------------------------------------
Pro Forma - Strong Enterprise Fund        0.75%             0.70%                 1.45%
------------------------------------------------------------------------------------------------

/(1)/ Other Expenses are based on estimated amounts for the current fiscal year.

                                    Example

The example below is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund and reinvest all dividends and distributions for the time periods indicated. The example also assumes that your investment has a 5% return each year and that each Fund's Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

------------------------------------------------------------------------------------------------
Fund                                          1 year       3 years       5 years       10 years
------------------------------------------------------------------------------------------------
Strong Discovery Fund                           $154          $477          $824         $1,802
------------------------------------------------------------------------------------------------
Strong Enterprise Fund                          $146          $452          $782         $1,713
------------------------------------------------------------------------------------------------
Pro Forma - Strong Enterprise Fund              $148          $459          $792         $1,735
------------------------------------------------------------------------------------------------

The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Investment Advisor

Strong Capital Management, Inc. ("SCM"), a company controlled by Richard S. Strong because of his stock ownership in SCM, is the investment advisor to each of the Discovery Fund and Enterprise Fund. Mr. Strong is Director and Chairman of the Board of the Strong Funds and Chairman and Director of SCM. SCM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). SCM is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. SCM had over $43 billion in assets under management as of February 28, 2001.

     Investment Advisory Fees. The following table compares management fees paid to SCM for the Discovery Fund and the Enterprise Fund. The fees listed are as of December 31, 2000.

------------------------------------------------------------------------------------------------
Discovery Fund                         Fee           Enterprise Fund                   Fee
------------------------------------------------------------------------------------------------
Strong Discovery Fund                  0.75%         Strong Enterprise Fund            0.75%
------------------------------------------------------------------------------------------------

Investment Objectives, Policies, and Restrictions

     This section will help you compare the investment objectives and policies of the Discovery Fund and the Enterprise Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectuses, as they may be amended and/or supplemented.

Strong Discovery Fund - Strong Enterprise Fund

     The investment objective of the Strong Discovery Fund is to provide investors with capital growth. The Fund pursues its objective by investing, under normal conditions, in securities that the Fund's portfolio manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. The portfolio manager selects the Fund's investments through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. The portfolio manager has the flexibility to invest a significant portion of the Fund's assets in bonds (primarily intermediate and long-term investment grade bonds), when the manager believes market conditions favor fixed-income investments. To a limited extent, the Fund may also invest in foreign securities. The managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

     The investment objective of the Strong Enterprise Fund is to provide investors with capital growth. The Fund pursues its objective by generally investing, under normal conditions, in stocks of small- and medium-capitalization companies, although the Fund may invest in companies of any size. The portfolio manager selects the Fund's investments by focusing on companies that the manager believes are positioned for rapid growth of revenue and earnings and strives to find leading companies in rapidly growing industries (e.g., business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications). The Fund may also invest in companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy. To a limited extent, the Fund may also invest in foreign securities. The managers may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable. quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the Fund's manager determines that a temporary defensive position is advisable.

     Significant Differences: Although both Funds may invest in small-, medium-, and large-capitalization companies, the Enterprise Fund has a bias towards investing in small- and medium-capitalization companies. The Discovery Fund may invest a significant portion (up to 100%) of its assets in bonds, whereas the Enterprise Fund may only invest up to 20% of its assets in bonds. Therefore, although the Discovery Fund currently has approximately 80% of its assets invested in equity securities, the Discovery Fund may invest anywhere from 0% to 100% of its assets in equity securities. The Enterprise Fund will generally invest at least 80% of its assets in equity securities. Finally, both Funds share the same investment advisor (SCM); however, they have different portfolio managers.

The Funds' Purchase, Exchange, and Redemption Procedures

Purchase Procedures. The Discovery Fund and the Enterprise Fund have identical purchase procedures. Investor Class shares of each Fund may be purchased directly from Strong by mail or wire, and if elected, by phone or through the Internet. Investor Class shares may also be purchased through broker-dealers or other intermediaries. The minimum initial purchase requirement is $2,500 for regular accounts, $500 for Education IRA accounts, $250 for individual retirement accounts, $250 for custodial accounts for minors, and the lesser of $250 or $25 per month for certain retirement plan accounts (e.g., SIMPLE-IRA, SEP-IRA, 403(b)(7) plans, Keogh, Pension Plans, and Profit Sharing accounts). Shares may also be purchased through regular deductions from a bank account (e.g., Automatic Investment Plan), however the minimum initial purchase requirements must still be met for the Funds. Whether purchases are made by mail, phone, wire, Internet, or Automatic Investment Plan, subsequent purchases must be for a minimum of $50.

     Fund shares may be purchased on any business day at a price per share equal to the net asset value ("NAV") next determined after SCM receives a purchase order and payment. The NAV of each Fund or class is generally calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 3:00 p.m. Central Time). The NAV per share of a Fund or class is calculated by dividing the total market value of the investments and other assets attributable to that Fund or class, less any liabilities attributable to that Fund or class, by the total outstanding shares of that Fund or class. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the purchase privilege for any reason.

Exchange Privileges. The Discovery Fund and the Enterprise Fund have identical exchange privileges. Shareholders may exchange shares of one Strong Fund for shares of another Strong Fund either in writing or, if elected, by telephone or through the Internet on any business day, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Shareholders may submit exchange requests directly to SCM or through its intermediaries. The exchange price is the next NAV determined after SCM receives the exchange request. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased. SCM may require that written exchange requests for more than $100,000 include a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). SCM reserves the right to refuse, change, discontinue, or temporarily suspend the exchange privilege for any reason.

Redemption Procedures. The Discovery Fund and the Enterprise Fund have identical redemption procedures. Shareholders may redeem shares on any business day by mail or, if elected, by telephone or through the Internet. The redemption price will be the next NAV determined after SCM receives the redemption request. Shareholders may submit redemption requests directly to SCM or through their intermediaries. Redemptions may also be made through a Systematic Withdrawal Plan from any Fund. If a written redemption request exceeds $100,000, SCM may require a signature guarantee from an eligible guarantor (a notarized signature is not sufficient). If a shareholder's account balance drops below the investment minimum, SCM reserves the right to close the account. However, the shareholder will be given at least 60-days' notice to give him/her time to add to his/her account and avoid an involuntary redemption. SCM reserves the right to refuse, change, discontinue, or temporarily suspend the telephone or Internet redemption privilege for any reason.

Redemptions In Kind. The Discovery Fund and the Enterprise Fund have identical redemption-in-kind provisions. SCM reserves the right to pay redemption proceeds in kind (i.e., a payment in portfolio securities rather than cash) for redemption requests that are in excess of the lesser of (1) $250,000 or (2) 1% of each Fund's assets. Generally, SCM uses redemption in kind when large redemption requests may cause harm to a fund and its shareholders.

Dividend Policies. The Discovery Fund and the Enterprise Fund have identical dividend policies. To the extent they are available, the Discovery Fund and the Enterprise Fund pay dividends from net investment income and distribute capital gains annually. Shareholders will receive dividends and distributions in the form of additional shares of the Fund or class that paid them unless they have elected to receive payment in cash or have them invested in another Strong Fund.

                               INVESTMENT RISKS

Strong Discovery Fund - Strong Enterprise Fund

     The Strong Discovery Fund invests primarily in common stocks of small-, medium-, and large-capitalization companies. The principal risks of investing in the Fund are those associated with investing in the stock market ("Stock Risks"). Stock Risks refers to the fact that stock values experience periods of rising prices and periods of declining prices therefore, a shareholder may receive more or less money than originally invested. The Fund is also subject to "Foreign Securities Risks," because the Fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks from domestic investments including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets. The Fund is also subject to "Small and Medium Companies Risk." Small- and medium-capitalization companies may experience more volatility than larger, more established companies because they often have narrower markets, more limited managerial and financial resources, and face a greater risk of business failure. Because the Fund maintains the flexibility to invest in bonds, it is subject to the risks of bond investing ("Bond Risks"). Bond Risks include "Interest Rate Risk," "Maturity Risk" and "Credit-Quality Risk." Interest Rate Risk is the risk that generally a bond's market value declines when interest rates rise and the market value increases when interest rates decline. Maturity Risk refers to the fact that the length of a bond's maturity affects its risk and yield. Generally, the longer a bond's maturity, the greater the risk and the higher its yield, and conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. Credit-Quality Risk is the risk that a bond's value can also be affected by changes in a bond issuer's financial condition or a bond's credit quality rating. The Fund is also subject to "Not Insured Risk," meaning that an investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental entity. Finally, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

     The Strong Enterprise Fund invests primarily in common stocks of small- and medium-capitalization companies, although the Fund may invest in companies of any size. The principal risks of investing in the Fund are Stock Risks, Foreign Securities Risks, Not Insured Risk, and Small and Medium Companies Risk as each is described above. In addition, due to its investment strategy, the Fund may buy and sell securities frequently, thereby resulting in higher transaction costs and additional capital gains tax liabilities.

     Significant Principal Risk Differences: The primary differences in principal risks between these two Funds relate to Bond Risks and Small and Medium Companies Risk. The Discovery Fund maintains the ability to invest up to 100% of its assets in bonds, whereas the Enterprise Fund, under normal conditions, may only invest up to 20% of its assets in debt obligations. Therefore, the Discovery Fund may be subject to more or greater Bond Risks than the Enterprise Fund. Although both Funds invest in securities of small- and medium-capitalization companies, the Enterprise Fund has a bias towards investing in small- and medium-capitalization companies. As a result, the risks associated with investments in small- and medium-capitalization companies may be greater for the Enterprise Fund.

                  INFORMATION RELATING TO THE REORGANIZATION

     Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

     The Reorganization Agreement provides that all of the assets and stated liabilities of the Discovery Fund will be transferred to the Enterprise Fund at the Effective Time on the Closing Date of the Reorganization. In exchange for the transfer of these assets, the Enterprise Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional Investor Class shares of the Enterprise Fund to the Discovery Fund equal in value to the net asset value of the Discovery Fund immediately before the Effective Time of the Reorganization.

     Following the transfer of assets and liabilities in exchange for Enterprise Fund shares, the Discovery Fund will distribute, in complete liquidation pro rata to its shareholders of record, all the shares of the Enterprise Fund so received. Shareholders of the Discovery Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Investor Class of the Enterprise Fund with the same aggregate value as the shareholder had in the Discovery Fund immediately before the Reorganization. Such distribution will be accomplished by the establishment of accounts in the names of the shareholders of the Discovery Fund on the share records of the Enterprise Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Enterprise Fund due to the shareholders of the Discovery Fund. The Discovery Fund will then be liquidated. The Enterprise Fund will not issue share certificates to shareholders. Shares of the Enterprise Fund to be issued will have no preemptive or conversion rights. No sales charges will be imposed in connection with the receipt of such shares by the Discovery Fund's shareholders.

     The Reorganization Agreement contains customary representations, warranties and conditions. The Reorganization Agreement provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by the Discovery Fund's shareholders; (ii) receipt by the Discovery Fund and the Enterprise Fund of a tax opinion to the effect that the Reorganization will be tax free to the Discovery Fund, the Enterprise Fund, and the shareholders of each Fund; and (iii) an opinion from Wisconsin counsel that the shares of the Discovery Fund and Strong Equity Funds, Inc., of which the Enterprise Fund is a series, issued and outstanding at the Effective Time and the shares of the Strong Equity Funds, Inc. to be delivered to the Discovery Fund are duly authorized and validly issued, fully paid and non-assessable, except to the extent provided by the Wisconsin Business Corporation Law ("WBCL"), and that no shareholder of the Enterprise Fund has any option, warrant or preemptive right to subscription or purchase with respect to the Enterprise Fund. The Reorganization Agreement may be terminated if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board of Directors or an authorized officer of the Discovery Fund or Strong Equity Funds, Inc. (the corporation of which the Enterprise Fund is a series) determines that the Reorganization is inadvisable.

     Costs of Reorganization. Each Fund will pay its own expenses incurred in connection with the Reorganization.

     Federal Income Taxes. The combination of the Discovery Fund and the Enterprise Fund in the Reorganization is intended to qualify, for U.S. Federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If so, neither the Discovery Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the tax basis of the Enterprise Fund shares received will be the same as the basis of the Discovery Fund shares exchanged; and the holding period of the Enterprise Fund shares received will include the holding period of the Discovery Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Discovery Fund and Strong Equity Funds, Inc. will receive an opinion from special tax counsel to the Discovery and Enterprise Funds to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.

     The sale of securities by the Discovery Fund before the Reorganization could result in a taxable capital gains distribution before the Reorganization. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

     Capitalization. The following table sets forth as of April 30, 2001: (i) the unaudited capitalization of the Discovery Fund; (ii) the unaudited capitalization of the Enterprise Fund; and (iii) the unaudited pro forma combined capitalization of the Enterprise Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase and redemption activity.

--------------------------------------------------------------------------------------------------------
                                                                     Net Asset Value
Fund                                                   Net Assets       Per Share     Shares Outstanding
--------------------------------------------------------------------------------------------------------
Strong Discovery Fund - Investor Class
--------------------------------------------------------------------------------------------------------
Strong Enterprise Fund - Investor Class
--------------------------------------------------------------------------------------------------------
Strong Enterprise Fund (including Advisor Class)
--------------------------------------------------------------------------------------------------------
Pro Forma - Strong Enterprise Fund - Investor Class
--------------------------------------------------------------------------------------------------------
Pro Forma - Strong Enterprise Fund (including
Advisor Class)
--------------------------------------------------------------------------------------------------------

                        REASONS FOR THE REORGANIZATION

     At a meeting held on [April 5, 2001], the Board of Directors (the "Board") of the Discovery Fund reviewed the proposed Reorganization. The Board received detailed information, including materials describing the Reorganization in terms of net assets, current and pro forma expenses, performance, and comparative investment objectives, and policies and restrictions.

     After thorough consideration, the Board of the Discovery Fund and Strong Equity Funds, Inc., of which the Enterprise Fund is a series, approved submission of the proposed Reorganization to shareholders, concluding that participation in the Reorganization is in the best interests of the Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. In particular, the Board reached the following conclusions:

     The Terms and Conditions of the Reorganization. The Board approved the terms of the Reorganization Agreement, and in particular, the requirement that the transfer of assets in exchange for shares of the Enterprise Fund will be at net asset value. In this regard, the Board concluded that the terms of the Reorganization do not involve overreaching on the part of any person concerned and that the conditions and policies of Rule 17a-8 under the 1940 Act will be followed. The Board also noted that the Reorganization would be submitted to the Discovery Fund's shareholders.

     Expense Ratios. The Board carefully reviewed information regarding comparative expense ratios (respective current and pro forma expense ratios are set forth in the "Fees and Expenses" section above). The Board concluded that expense ratios of the Enterprise Fund are lower than the Discovery Fund.

     The Comparative Performance Records. The Board reviewed detailed comparative performance information, taking into account performance over both the short term and the long term. (For information about the performance record of the Enterprise Fund, see Exhibit B - Management's Discussion of Fund Performance.)

     Compatibility of Investment Objectives, Policies, and Restrictions. The Board concluded that the investment objectives, policies, and restrictions of the Funds are substantially similar.

     Assumption of Liabilities. The Board took note of the fact that, under the Reorganization Agreement, the Enterprise Fund expects to acquire substantially all of the liabilities of the Discovery Fund, other than those (if any) for which specific reserves have been set aside.

     Tax Consequences. The Board concluded that the Reorganization is expected to be free from Federal income taxes.

     Shareholder Liabilities and Rights. The Board concluded that there would be no substantial change in potential shareholder liability or in shareholder rights.

     Service Features. The Board noted that there would be no change in the services available to the Discovery Fund's shareholders as a result of the Reorganization.

     The Board also considered other alternatives to the Reorganization and concluded that, taking into account these other alternatives, the Reorganization was the course of action that is in the best interests of the Discovery Fund's shareholders. In summary, the Board concluded that the shareholders of the Discovery Fund would benefit from the generally lower net expenses, larger asset base, and anticipated economies of scale that are expected to result from the Reorganization. Based on this information, the Board recommends that the shareholders of the Discovery Fund approve the Reorganization.

                              SHAREHOLDER RIGHTS

     General. The Discovery Fund and Strong Equity Funds, Inc., of which the Enterprise Fund is a series, were organized as Wisconsin corporations on September 24, 1987 and December 28, 1990, respectively. Each Corporation is governed by its Articles of Incorporation and By-Laws, as each may be supplemented or amended from time to time. Each Corporation is also governed by applicable Wisconsin law, and in particular the WBCL.

     Shares. The Discovery Fund and Strong Equity Funds, Inc., of which the Enterprise Fund is a series, are each authorized to issue an unlimited number of shares of common stock, with a par value of $0.001 and $0.00001, respectively, from an unlimited number of classes and series of shares. The classes, if any, differ with respect to distribution fees and shareholder servicing costs, as set forth in the Funds' prospectuses, as they may be amended and/or supplemented. The shares of each Corporation have no preemptive, conversion, or subscription rights.

     Voting Rights. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that:
(i) when so required by the 1940 Act, then shares are voted in the aggregate and not by individual series or class; and (ii) when the matter only affects the interest of one or more series or class, then only shareholders of such series or class are entitled to vote.

     Shareholder Meetings. An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held in April of each year or at such other time and date as the Board of Directors of each Corporation selects. Each Corporation is not required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940
Act: (i) election of directors; (ii) approval of the Corporation's investment advisory contract; (iii) ratification of the selection of the Corporation's independent public accountants; or (iv) approval of the Corporation's distribution agreement. Special meetings of shareholders of a Fund or class of shareholders may be called at any time by the Board of Directors, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called on the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote.

     Election and Term of Directors. Directors are elected annually at the annual meeting of shareholders or a special meeting held for that purpose. If no annual meeting of the shareholders of a Corporation is required to be held in a particular year pursuant to the By-Laws, Directors will be elected at the next annual meeting held. Each Director shall hold office until his or her successor has been duly elected and, if necessary, qualified, or until his or her death, removal, or resignation. Any Director may be removed, with or without cause, only at a meeting called for the purpose of removing the Director, if the votes cast in favor of the action exceed the votes cast in opposition of the action.

     Shareholder Liability. Under the WBCL, shareholders of a Wisconsin corporation are personally liable up to an amount equal to the par value of shares owned by them (and to the consideration for which shares without par value were issued) for debts owing to employees of the corporation for services performed for such corporation, but not exceeding six months service in any one case. The liability imposed by the predecessor to this statute was interpreted in a trial court decision to extend to the original issue price for shares, rather than the stated par value. However, neither of the Corporations has any paid employees.

     Director Liability. To the fullest extent permitted by the WBCL and the 1940 Act, no Director or officer of the Corporations shall be liable to its respective Corporation or to its shareholders for money damages provided that such Director or officer is performing his or her duties in accordance with the standards of Wisconsin law.

                          ___________________________

     The foregoing is only a summary of certain rights of shareholders of the Corporations under their Articles of Incorporation, By-Laws and state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

       APPROVAL OF OTHER PROPOSALS BY THE ENTERPRISE FUND'S SHAREHOLDERS

     Shareholders of the Enterprise Fund are being asked to vote on the following proposals at the Enterprise Fund's annual shareholder meeting:

     .    the election of members of its Board of Directors;
     .    the adoption of a revised advisory agreement; and
     .    ratification of independent auditors.

     In the event that the Enterprise Fund's shareholders approve a revised advisory agreement, the Enterprise Fund will no longer be subject to a 2.00% cap on fund expenses which had been included under a state law that has since been repealed. In addition, it is anticipated that the Enterprise Fund's Investor Class shares administration fees will increase by 0.05%. The pro forma expense information presented herein reflects these potential changes.

       MORE INFORMATION ABOUT THE ENTERPRISE FUND AND THE DISCOVERY FUND

     Information about the historical performance and portfolio manager of the Enterprise Fund is contained in Exhibit C. Information concerning the operation and management of the Enterprise Fund is included in the current Investor Class prospectus relating to the Enterprise Fund, as it may be amended and/or supplemented. Additional information about the Enterprise Fund is included in the prospectus and Statement of Additional Information for the Enterprise Fund dated May 1, 2001, which are available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

     Information about the Discovery Fund is included in the current prospectus dated May 1, 2001, as it may be amended and/or supplemented, which is incorporated by reference into this Proxy Statement/Prospectus. Additional information is included in the Statement of Additional Information of the Discovery Fund dated May 1, 2001, which is available upon request and without charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 1-800-368-3863. The current prospectus and Statement of Additional Information, as they may have been amended and/or supplemented, have been filed with the SEC.

     The Enterprise Fund and Discovery Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and, in accordance with those Acts, file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can also be obtained by mail from the Public Reference Section, SEC, Washington, D.C. 20549 at prescribed rates. The SEC maintains a web site at http://www.sec.gov that contains reports and other information about the Funds.

     Financial Highlights. The fiscal year end of both the Discovery Fund and the Enterprise Fund is December 31.

     The financial highlights of the Enterprise Fund dated as of December 31, 2000 are contained in Exhibit C the and have been audited by PricewaterhouseCoopers LLP, its independent accountants. The unaudited pro forma financial statements for the Enterprise Fund reflecting the Enterprise Fund after the Reorganization are included in the statement of additional information relating to this transaction, which is incorporated by reference into this Proxy Statement/Prospectus.

     The financial highlights of the Discovery Fund are contained in the Discovery Fund's prospectus dated May 1, 2001 and have been audited by PricewaterhouseCoopers LLP, its independent accountants. That prospectus, including the financial highlights, is incorporated by reference into this Proxy Statement/Prospectus.

THE BOARD OF DIRECTORS OF THE DISCOVERY FUND RECOMMENDS THAT YOU VOTE FOR
                                                                      ---
APPROVAL OF THE REORGANIZATION.

                                VOTING MATTERS

     General Information. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of the Discovery Fund in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The solicitation may also include telephone, facsimile, Internet, telegraph or oral communications by certain employees of SCM, who will not be paid for these services, and/or [Solicitor], a professional proxy solicitor retained by the Discovery Fund for an estimated fee of [$_____], plus out-of-pocket expenses. Except for the services provided by

SCM, the Discovery Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (i.e., votes) and the fees of [Solicitor.] The Discovery Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Discovery Fund.

     Voting Rights and Required Vote. Shareholders of the Discovery Fund on the record date are entitled to one vote for each full share held and a fractional vote for each fractional share held. A majority of the shares of the Discovery Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the vote of a majority of the shares entitled to be voted on the matter. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Discovery Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

     If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present.

     Dissenters' Rights of Appraisal. If the Reorganization Agreement is approved at the Meeting, shareholders of the Discovery Fund will have the right to dissent and obtain payment of fair value for their Discovery Fund shares in accordance with the WBCL. For these purposes, "fair value" means the value of the Discovery Fund shares immediately before the closing of the Reorganization. However, the exercise of appraisal rights is subject to the "forward pricing" requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law. Accordingly, shareholders have the right to redeem their Discovery Fund shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, shareholders of the Discovery Fund will hold Investor Class shares of the Enterprise Fund, which also may be redeemed at net asset value.

     Record Date and Outstanding Shares. Only shareholders of record of the Discovery Fund at the close of the New York Stock Exchange on Friday, May 11, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of the New York

Stock Exchange on the Record Date, there were [insert number] shares of the Discovery Fund outstanding and entitled to vote.

     Security Ownership of Certain Beneficial Owners and Management. As of the Record Date, the officers and Directors of the Discovery Fund and the Enterprise Fund as a group beneficially owned less than 1% of the outstanding Investor Class shares of the Discovery Fund and the Enterprise Fund, respectively. As of the Record Date, to the best of the knowledge of the Discovery Fund and the Enterprise Fund, the following persons owned of record or beneficially 5% or more of the outstanding Investor Class shares of the Discovery Fund and the Enterprise Fund, respectively:


-------------------------------------------------------------------------------
                                                  Percentage        Type of
Name and Address              Fund                 Ownership       Ownership
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*    Record and Beneficial Ownership.
**   Record Ownership Only.
+    Beneficial Owner Only.

     Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, Internet, facsimile, or personal interview by representatives of the Selling Corporations or SCM and/or their affiliates at an estimated cost of approximately $[insert amount]. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Discovery Fund, except the cost of SCM employees, which will be borne by SCM. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                OTHER BUSINESS

     The Board of Directors of the Discovery Fund knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries about the Discovery Fund and the Enterprise Fund may be addressed to the Strong Funds in writing at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE ENCOURAGE YOU TO VOTE BY PROXY. YOU CAN VOTE BY PROXY BY COMPLETING, DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD USING THE ENCLOSED PREPAID ENVELOPE, BY CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR BY VISITING OUR WEB SITE IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


                         By Order of the Board of Directors,

                         Elizabeth N. Cohernour
                         Vice President and Secretary
                         Strong Discovery Fund, Inc.

           Exhibit A - Form of Agreement and Plan of Reorganization


     THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of May [ ], 2001 (the "Agreement"), by and between Strong Discovery Fund, Inc., a Wisconsin corporation (the "Selling Fund"), and Strong Equity Funds, Inc., a Wisconsin corporation (the "Acquiring Corporation"), on behalf of its series, the Strong Enterprise Fund (the "Acquiring Fund"). The Selling Fund and the Acquiring Fund are sometimes referred to collectively, as the "Funds" and individually, as a "Fund."

                            PRELIMINARY STATEMENTS

     A. The Selling Fund and the Acquiring Corporation are each an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

     B. The Boards of Directors of the Funds have determined that the Reorganization (as defined below) is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.

     C. This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). In consideration of the mutual premises contained in this Agreement, the parties hereto agree to effect the transfer of all of the assets of the Selling Fund solely in exchange for (a) the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and (b) shares of the Acquiring Fund followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such shares of the Acquiring Fund to the shareholders of the Selling Fund on the terms and conditions in this Agreement in liquidation of the Selling Fund (the "Reorganization"). The shares of the Acquiring Fund that are given in exchange for the assets of the Selling Fund are referred to as the "Acquiring Fund Shares," and the shares of the Selling Fund that are held by the holders of such shares at the Effective Time are referred to as the "Selling Fund Shares." For purposes of this Agreement, the term "Acquiring Fund Shares" refers only to the Investor Class Shares of the Acquiring Fund.

                                  AGREEMENTS

     The parties to this Agreement covenant and agree as follows:

     1. Plan of Reorganization. At the Effective Time, the Selling Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign the stated liabilities as set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund. The Acquiring Fund shall acquire all these assets, and shall assume all these liabilities of the Selling Fund, in exchange for delivery to the Selling Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Selling Fund Shares of the Selling Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Selling Fund, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Selling Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time, attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund. If the Selling Fund is unable to make delivery of any of its portfolio securities pursuant to this Section to the Acquiring Fund because any of such securities purchased by the Selling Fund have not yet been delivered to it by the Selling Fund's broker or brokers, then, in lieu of such delivery, the Selling Fund shall deliver to the Acquiring Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Acquiring Fund, including brokers' confirmation slips.

     2. Transfer of Assets. The assets of the Selling Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill and intangible property, and deferred or prepaid expenses as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Selling Fund and other property owned by the Selling Fund at the Effective Time.

     3. Liquidation and Dissolution of the Selling Fund. At the Effective Time, the Selling Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Selling Fund will be distributed to the shareholders of record of the Selling Fund as of the Effective Time in exchange for Selling Fund Shares and in complete liquidation of the Selling Fund. Each Selling Fund shareholder shall also have the right to receive any dividends or other distributions that were declared prior to the Effective Time, but unpaid at that time, with respect to the Selling Fund Shares that are held by such Selling Fund shareholders at the Effective Time. Each shareholder of the Selling Fund will receive a number of Acquiring Fund Shares equal in value to the Selling Fund Shares held by that shareholder. This liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Selling Fund and representing the respective number of Acquiring Fund Shares due that shareholder. All issued and outstanding shares of the Selling Fund shall then be cancelled on the books of the Selling Fund.

     4. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Selling Fund as follows:

     (a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization (i) have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant, or preemptive right of subscription or purchase with respect to the Acquiring Fund's Shares.

     (b) Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Selling Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

     (c) Litigation. Except as previously disclosed to the Selling Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of these returns.

     (e) Fees and Expenses. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions for which this Agreement provides.

     5. Representations and Warranties of the Selling Fund. The Selling Fund represents and warrants to the Acquiring Fund as follows:

     (a) Marketable Title to Assets. The Selling Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for these assets, the Acquiring Fund will have good and marketable title to the assets without restriction on the transfer of the assets free and clear of all liens, encumbrances and adverse claims.

     (b) Liabilities. There are no liabilities of the Selling Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Selling Fund's Statement of Assets and Liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Selling Fund.

     (c) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Selling Fund, threatened which would materially adversely affect the Selling Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated by this Agreement.

     (d) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Selling Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Selling Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

     (e) Fees and Expenses. As of the Effective Time, there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     6. Conditions Precedent to Obligations of the Acquiring Fund. The obligations of the Acquiring Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Acquiring Corporation shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Acquiring Corporation, and dated as of the Effective Time, to the effect that:

     (1) the Selling Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

     (2) the shares of the Selling Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Selling Fund, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;

     (3) this Agreement has been duly authorized, executed and delivered by the Selling Fund and represents a valid and binding contract of the Selling Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Selling Fund and its assets;

     (4) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Selling Fund or any material agreement known to such counsel to which the Selling Fund is a party or by which it is bound;

     (5) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the "1933 Act"), state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

     (6) the Selling Fund is registered as an investment company under the 1940 Act and such registration with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Selling Fund with certain officers of the Selling Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Selling Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to the Selling Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Acquiring Corporation and its Board of Directors and officers.

     In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

     7. Conditions Precedent to Obligations of the Selling Fund. The obligations of the Selling Fund under this Agreement shall be subject to the following conditions:

     (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

     (b) The Selling Fund shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to the Selling Fund, and dated as of the Effective Time, to the effect that:

     (1) the Acquiring Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

     (2) the shares of the Acquiring Fund issued and outstanding at the Effective Time are duly authorized and validly issued, fully paid and non-assessable by the Acquiring Corporation, except to the extent provided in
Section 180.0622(2)(b) of the Wisconsin Statutes, and the Acquiring Fund Shares to be delivered to the Selling Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the terms of this Agreement, will be validly issued, fully paid, and non-assessable by the Acquiring Corporation, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Acquiring Corporation's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge;

     (3) the Board of Directors of the Acquiring Corporation has duly authorized the Acquiring Fund as a class of common stock of the Acquiring Corporation pursuant to the terms of the Amended and Restated Articles of Incorporation of the Acquiring Corporation;

     (4) this Agreement has been duly authorized, executed and delivered by the Acquiring Corporation and represents a valid and binding contract of the Acquiring Corporation, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability related to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquiring Fund and its assets;

     (5) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of the Acquiring Corporation or any material agreement known to such counsel to which the Acquiring Corporation is a party or by which it is bound;

     (6) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, and the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and

     (7) the Acquiring Corporation is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.

     Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement relating to the Reorganization or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquiring Fund and the Acquiring Corporation with certain officers of the Acquiring Corporation and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to the Acquiring Corporation and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to the Acquiring Corporation or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of the Selling Fund and its Board of Directors and officers.

     In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.

     8. Further Conditions Precedent to Obligations of the Selling Fund and the Acquiring Fund. The obligations of the Selling Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions as of the Effective Time:

     (a) Any authority from the SEC as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

     (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the 1933 Act, and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     (c) The Acquiring Fund has filed all documents and paid all fees required to permit its shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

     (d) The Selling Fund and Acquiring Fund shall have received on or before the Effective Time an opinion of Morgan, Lewis & Bockius LLP satisfactory to the Selling Fund and the Acquiring Fund substantially to the effect that the Reorganization, as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code, will have the following federal income tax consequences for Selling Fund shareholders, the Selling Fund, and the Acquiring Fund:

     1. No gain or loss will be recognized by the Selling Fund upon the transfer of its assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's stated liabilities;

     2. No gain or loss will be recognized by the Acquiring Fund on its receipt of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Selling Fund's liabilities;

     3. The basis of the Selling Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Selling Fund's hands immediately before the Reorganization;

     4. The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Selling Fund will include the holding period of those assets in the Selling Fund's hands immediately before the Reorganization;

     5. No gain or loss will be recognized by the Selling Fund on the distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for Selling Fund Shares;

     6. No gain or loss will be recognized by the Selling Fund's shareholders as a result of the Selling Fund's distribution of Acquiring Fund Shares to the Selling Fund's shareholders in exchange for the Selling Fund's shareholders' Selling Fund Shares;

     7. The basis of the Acquiring Fund Shares received by the Selling Fund's shareholders will be the same as the basis of that Selling Fund's shareholders' Selling Fund Shares surrendered in exchange therefor; and

     8. The holding period of the Acquiring Fund Shares received by the Selling Fund's shareholders will include the Selling Fund's shareholders' holding period for the Selling Fund's shareholders' Selling Fund Shares surrendered in exchange for the Acquiring Fund Shares, provided that the Selling Fund Shares were held as capital assets on the date of the Reorganization.

     (e) A vote approving this Agreement and the Reorganization contemplated by this Agreement shall have been adopted by at least a majority of the outstanding shares of the Selling Fund, as required under the Wisconsin Statutes, entitled to vote at an annual or special meeting.

     (f) The Board of Directors of the Acquiring Corporation, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Selling Fund pursuant to the terms and provisions of this Agreement.

     (g) Neither the Selling Fund nor the Acquiring Fund (nor the Acquiring Corporation) will take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of Section 368(a) of the Code or results in the failure of the transaction to qualify as a reorganization with the meaning of Section 368(a) of the Code. At or prior to the Effective Time, the parties (including the Acquiring Corporation) will take such action, or cause such action to be taken, as is reasonably necessary to enable Morgan, Lewis & Bockius LLP to deliver the tax opinion contemplated in this Agreement.

     9. Effective Time of the Reorganization. The exchange of the Selling Fund's assets for corresponding Acquiring Fund Shares shall be effective at [5:00 p.m., Central Time on August 31, 2001], or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     10. Termination. This Agreement and the transactions contemplated by this Agreement may be terminated and abandoned with respect to the Acquiring Fund and/or the Selling Fund, without penalty, by resolution of the Board of Directors of the Acquiring Corporation or Selling Fund, respectively, or at the discretion of any duly authorized officer of such Corporation, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund or Acquiring Corporation, or their respective Boards of Directors or officers.

     11. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, that no amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Selling Fund's shareholders under this Agreement to the detriment of the Selling Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (this waiver must be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of the party's shareholders).

     12. Indemnification.

     (a) The Acquiring Fund shall indemnify, defend and hold harmless the Selling Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

     (b) The Selling Fund, with respect to any claim asserted prior to the Effective Time, shall indemnify, defend and hold harmless the Acquiring Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.

     13. Fees and Expenses. Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

     14. Headings, Counterparts, Assignment.

     (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, but no assignment or transfer of any rights or obligations shall be made by any party without the written consent of the other party. Nothing in this Agreement expressed or implied is intended nor shall be construed to confer upon or give any person, firm or corporation (other than the parties and their respective successors and assigns) any rights or remedies under or by reason of this Agreement.

     15. Entire Agreement. The Acquiring Fund and Selling Fund agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to this Agreement or in connection with this Agreement shall survive the consummation of the transactions contemplated under this Agreement.

     16. Further Assurances. The Acquiring Fund and Selling Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated by this Agreement.

     17. Binding Nature of Agreement. As provided in the Selling Fund's and Acquiring Corporation's By-laws, as amended and supplemented to date, this Agreement was executed by the undersigned officers of the Selling Fund and the Acquiring Corporation, on behalf of the Acquiring Fund, as officers and not individually. The obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the Selling Fund and Acquiring Corporation. Moreover, no class or series of the Selling Fund and Acquiring Corporation shall be liable for the obligations of any other classes or series of the Selling Fund and Acquiring Corporation, respectively.

     18. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin.

           Exhibit B -  Management's Discussion of Fund Performance


Strong Enterprise Fund

Effective 10-13-00, Thomas C. Pence became the Fund's portfolio manager.

------------------------------------------------------------------------

Your Fund's Approach

The Strong Enterprise Fund seeks capital growth. It generally invests in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The Fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, health-care services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the Fund may invest in foreign securities.

------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 9-30-98 to 12-31-00
                                    [GRAPH]

                 The Strong              S&P MidCap       Lipper Multi-Cap
               Enterprise Fund           400 Index*      Growth Funds Index*

Sep 98             $10,000                $10,000             $10,000
Oct 98             $11,170                $10,893             $10,562
Dec 98             $14,743                $12,819             $12,541
Mar 99             $17,254                $12,001             $13,337
Jun 99             $20,731                $13,700             $14,334
Sep 99             $24,776                $12,549             $13,791
Dec 99             $42,436                $14,706             $18,355
Mar 00             $48,126                $16,572             $20,991
Jun 00             $40,378                $16,026             $19,713
Sep 00             $39,359                $17,973             $19,876
Dec 00             $29,801                $17,281             $16,143

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Index ("S&P MidCap 400") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q: How did your Fund perform?

A: After a turbulent end to the third quarter, an effort was made to realign the portfolio into higher-quality names and away from higher-beta (riskier) stocks. Many of these higher-beta stocks included Internet-related software and infrastructure companies that we believed would suffer in an environment of downsized information-technology budgets. Such realignment provided some buffer to the more excessive selling pressure that affected all stocks in November. As we exited November, the portfolio rebounded due to our heavy exposure to energy names, high-quality financial stocks, and health-care services companies including HCA and Tenet Healthcare.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Aggressive-growth investments experienced some of the most intensive selling pressure in recent memory. November featured the largest one-month decline in the history of the Nasdaq Composite. The sectors of the market that were the predominant focus of the Fund suffered from tremendous drops in valuations as the market anticipated slowing in telecommunications spending, technology budgets, and overall economic activity.

   Rampant selling began to feed upon itself in the wake of a delayed decision on the Presidential election. Soon, all companies with above-average price multiples came under attack as investors moved toward slower-growing, higher dividend- paying safe havens, such as utilities and consumer staples.

Q: What investment strategies and techniques impacted your Fund's performance?

A: During the quarter, the Fund stayed true to its history of investing in what we believe to be the most innovative growth companies in the market. We're looking for those companies that we believe can experience solid growth through the market cycle via new products and services, improved processes, pioneering approaches to old business opportunities, and wise development of capital.

   The new management team for the Fund sought not only to continue this legacy but to supplement it. It's our belief that exciting growth opportunities can be found in a variety of industries, not only those involving emerging, new-age companies with unproven concepts and management. We therefore took steps to reduce the Fund's heavy exposure to Internet service companies such as Web Van, Real Networks, US Internetworking, Critical Path, and Commerce One. In their place, we increased exposure to high-quality, high-growth names in technology such as Echostar Communications, Gemstar, Vitesse, and PMC Sierra, which had come under heavy selling pressure.

   We also increased the Fund's exposure to health-care technology names such as Applied Bio Systems, Waters, and Metler Toledo, and to property and casualty underwriters such as Everest RE and XL Capital. Finally, we built up the Fund's investments in oilfield services, including such firms as Nabors Industries, B.J. Services, Cooper Cameron, and Grant Prideco.

Q: What is your future outlook?

A: While the tone of the market appears to be to anticipate a steep drop-off in economic activity, we believe that some of the selling has been overdone. We see solid fundamentals ahead for construction of next-generation telecommunication networks, for biopharmaceutical and genomic companies, and for the energy sector. Our main concern is the possibility of a stagflationary environment, as existed in the 1970s. We are therefore maintaining an above-average exposure to energy, while increasing our exposure to growth staples and health-care services.

   Thank you for your continued confidence in the Strong Enterprise Fund.

   ------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                INVESTOR CLASS

                                --------------

                      1-year                     -29.77%

                      Since Inception             62.47%
                      (9-30-98)

                               ADVISOR CLASS /1/

                               ----------------

                      1-year                     -29.95%

                      Since Inception             62.17%
                      (9-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

------------------------------------------------------------------------

    Thomas C. Pence
    Portfolio Manager

/1/ The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Discovery Fund

------------------------------------------------------------------------
Your Fund's Approach

The Strong Discovery Fund seeks capital growth. It invests in securities that its manager believes offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, he has the flexibility to invest a significant portion of the Fund's assets in bonds. The Fund would then primarily invest in intermediate- and long-term, investment-grade bonds. To a limited extent, the Fund may also invest in foreign securities.
------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-87 to 12-31-00

                                    [GRAPH]


               The Strong Discovery     Russell 2000(R)     Lipper Multi-Cap
                    Fund Index*             Index*            Growth Funds

Dec 87               $10,000               $10,000              $10,000
Dec 88               $12,445               $12,502              $11,216
Dec 89               $15,428               $14,535              $14,885
Dec 90               $15,005               $11,704              $14,005
Dec 91               $25,151               $17,093              $20,166
Dec 92               $25,639               $20,240              $21,752
Dec 93               $31,333               $24,061              $24,876
Dec 94               $29,553               $23,622              $24,173
Dec 95               $39,845               $30,343              $32,324
Dec 96               $40,439               $35,347              $38,095
Dec 97               $44,825               $43,252              $46,837
Dec 98               $47,981               $42,152              $58,452
Dec 99               $50,516               $51,111              $85,546
Dec 00               $52,520               $49,567              $75,235

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions.

Q: How did your Fund perform?

A: The Strong Discovery Fund performed well relative to its benchmark for the year, the Russell 2000 Index,* which returned -3.02%. Like most funds and the overall market, it started the year with a strong gain. However, by spring when the stock market correction was in full force, the Fund held up relatively well. Fortunately, we held on to the strong performance achieved in the spring through the balance of the year.

Q: What market conditions, market events, other factors and investment strategies and techniques impacted your Fund's performance?

A: Late in 1999 and in the early months of 2000, it became clear to us that stock-market valuations had gotten too high, particularly in technology stocks. To reduce this risk, and to retain the gains made early in the year, we began to shift the Fund to a more conservative posture beginning in March. The most significant adjustment made was to reduce the Fund's exposure to technology stocks.

   The Fund also benefited from one important offensive bet. Throughout the year, we maintained an overweighed position in energy stocks. It was, and remains, our view that we as a nation have neglected our energy infrastructure for most of the past two decades. Without adequate capital investment, it was inevitable that it would become increasingly difficult to supply our ever-growing appetite for oil and natural gas. With the recent rise in energy prices, investment is once again flowing into this sector of our economy. Our investments in this area are benefiting from this. Additionally, we were fortunate to have had very few problem stocks during the year. Focusing the Fund's investments in established companies that were earning a profit, combined with frequent inquiries regarding business conditions, certainly paid off.

Q: What is your future outlook?

A: As we enter the new year, the economy has slowed significantly and many companies are having difficulty meeting their profit targets. Fortunately, there are two important "life preservers" that can be utilized in an effort to reverse this trend--lower interest rates and lower tax rates. The Federal Reserve has already begun lowering interest rates, and it appears a tax cut is imminent. With this medicine, I am optimistic that we may have a good environment in which to invest.

   Charles A. Paquelet
   Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                 1-year                            3.97%

                 3-year                            5.42%

                 5-year                            5.68%

                 10-year                          13.35%

                 Since Inception                  13.61%
                 (12-31-87)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The Russell 2000(R)Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

         Exhibit C -  Additional Information About the Enterprise Fund

FUND PERFORMANCE
----------------
The following return information illustrates how the performance of the Enterprise Fund's Investor Class shares can vary, which is one indication of the risks of investing in the Fund. Please keep in mind that the past performance does not represent how the Fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

Calendar Year Total Returns

------------------------
   Year        Return
------------------------
   1999         187.8%
------------------------
   2000         -29.8%
------------------------

Best and Worst Quarterly Performance
(During the periods shown above)

Best quarter return               Worst quarter return
------------------------------------------------------------
71.3% (4th Q 1999)                 -24.3% (4th Q 2000)

Average Annual Total Returns
(As of 12-31-00)

Fund/Index                                  1-year       Since Fund Inception(1)
Enterprise                                  -29.77%      62.47%
S&P MidCap 400 Index/(2)/                    17.51%      27.52%
Russell Midcap Index/(3)/                     8.25%      20.31%
Lipper Multi-Cap Growth Funds Index/(4)/    -12.05%      23.72%

/(1)/  The Enterprise Fund commenced operations on September 30, 1998.
/(2)/ The S&P MidCap 400 Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks.
/(3)/ The Russell Midcap Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. Previous performance comparisons have shown the Enterprise Fund compared to an equivalent investment in the S&P MidCap 400 Index. We are replacing this index with the Russell Midcap Index as we believe the Russell Midcap Index more accurately reflects the Fund's investment program.
/(4)/ The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category.

FINANCIAL HIGHLIGHTS
--------------------
This information describes investment performance of the Investor Class shares of the Enterprise Fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report.

STRONG ENTERPRISE FUND - INVESTOR CLASS
-----------------------------------------------------------


                                                                           Dec. 31,          Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                                                 2000              1999         1998/(b)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $ 41.24            $14.74        $  10.00
Income From Investment Operations:
        Net Investment Loss                                                  (0.28)            (0.09)          (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments           (12.04)            27.43            4.75
-----------------------------------------------------------------      -----------     -------------    ------------
Total from Investment Operations                                            (12.32)            27.34            4.74

Less Distributions:
        From Net Realized Gains                                              (0.55)            (0.84)          (0.00)(c)
----------------------------------------------------------------       -----------     -------------    ------------
Total Distributions                                                          (0.55)            (0.84)          (0.00)(c)
----------------------------------------------------------------       -----------     -------------    ------------
Net Asset Value, End of Period                                             $ 28.37            $41.24        $  14.74
================================================================       ===========     =============    ============
Ratios and Supplemental Data
----------------------------------------------------------------       -----------     -------------    ------------
Total Return                                                                 -29.8%           +187.8%          +47.4%
Net Assets, End of Period (In Millions)                                    $   575            $  571        $     11
Ratio of Expenses to Average Net Assets                                        1.4%              1.4%            2.0%*
Ratio of Net Investment Loss to Average Net Assets                            (0.7%)            (1.0%)          (0.9%)*
Portfolio Turnover Rate/(d)/                                                 473.7%            178.1%           95.7%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

PORTFOLIO MANAGER
-----------------
The following individual is the manager of the Enterprise Fund:

Thomas J. Pence manages the Enterprise Fund. He has over nine years of investment experience and is a Chartered Financial Analyst. He has managed the Enterprise Fund since he joined SCM in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

               VOTE BY TOUCH-TONE PHONE OR THROUGH THE INTERNET
         CALL TOLL-FREE: 1-888-221-0697 OR VISIT WWW.PROXY.STRONG.COM


                          STRONG DISCOVERY FUND, INC.


                PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies and constitutes and appoints Elizabeth N. Cohernour, Cathleen A. Ebacher and Susan A. Hollister as proxies, each with power to act without the other, and with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the above-referenced funds which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at [100 Heritage Reserve, Menomonee Falls, WI 53051] on July 20, 2001, at 8:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated [May 24, 2001], receipt of which is hereby acknowledged.

DATE: _________________________, 2001

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. If joint owners, EITHER may sign this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


__________________________________________
Signature(s)    (Title(s), if applicable)


================================================================================

                    WE NEED YOUR VOTE BEFORE JULY 20, 2001

================================================================================
PLEASE, your vote is important and as a shareholder, you are asked to be at the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to vote by proxy. You can do this in one of three ways: by (1) completing, signing, dating, and promptly returning this Proxy Card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number at 1-888-221-0697, or (3) voting on the Strong web site at www.proxy.strong.com. Your prompt voting by proxy will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Voting by proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or through the web site), or by telephone at 1-888-221-0697, of such revocation at any time before the Meeting.

================================================================================

                            THANK YOU FOR YOUR TIME


                PROXY CARD FOR SPECIAL MEETING OF SHAREHOLDERS

================================================================================
This Proxy will be voted as specified. If no specification is made, this Proxy Card will be voted in favor of the Agreement and Plan of Reorganization and in the discretion of the proxies as to any other matters that may properly come before the Meeting. Please indicate by filling in the appropriate box below.

1.  To approve the Agreement and Plan of     FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
    Reorganization as described in the
    Proxy Statement/Prospectus, and the
    transactions it contemplates.

2.  In their discretion, the proxies are
    authorized to vote upon such other
    business as may properly come before
    the Meeting.

================================================================================
              TO BE COMPLETED AND SIGNED ON REVERSE SIDE OF CARD

                      STATEMENT OF ADDITIONAL INFORMATION
                                [May 24, 2001]

                           STRONG EQUITY FUNDS, INC.
                             100 Heritage Reserve
                       Menomonee Falls, Wisconsin 53051
                                1-800-368-3863

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [May 24, 2001] for the Special Meeting of Shareholders of Strong Discovery Fund to be held on Friday, July 20, 2001. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling toll-free at 1-800-368-3863. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about the Strong Enterprise Fund is contained in and incorporated by reference to the Enterprise Fund's prospectus and Statement of Additional Information dated May 1, 2001. The audited financial prospectus and statements and related independent auditor's report(s) for the Enterprise Fund contained in the Annual Report for the fiscal year ended December 31, 2000 are hereby incorporated herein by reference insofar as they relate to the Enterprise Fund. No other parts of the Annual Report are incorporated by reference herein.

     Further information about Strong Discovery Fund is contained in and incorporated by reference to the Discovery Fund's Statement of Additional Information dated May 1, 2001. The audited financial statements and related independent accountant's report for the Discovery Fund contained in the Annual Report for the fiscal year ended December 31, 2000, are incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

     Each Fund will furnish, without charge, a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Strong Funds at P.O. Box 2936, Milwaukee, Wisconsin 53201 or by calling 1-800-368-3863.

     The date of this Statement of Additional Information is [May 24, 2001].

                     Pro Forma Financial Highlights of the
                    Strong Enterprise Fund After the Merger

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
================================================================================
December 31, 2000

                                                                                               (In Thousands)

                                                                                                                       Pro Forma
                                                                                                                       Combining
                                                                             Strong           Strong                     Strong
                                                                           Enterprises       Discovery    Pro Forma    Enterprise
                                                                              Fund             Fund      Adjustments      Fund
                                                                           -----------     ------------  -----------  ------------
Assets:
    Investments in Securities, at Value (Including Repurchase
      Agreements of $35,500 and $24,700, respectively)
      Unaffiliated Issuers (Cost of $590,685 and $155,312, respectively)   $    584,980     $    160,276               $    745,256
      Affiliated Issuers (Cost of $0 and $641, respectively)                        ---              120                        120
    Receivable for Securities Sold                                               26,145           21,113                     47,258
    Receivable for Fund Shares Sold                                                  45                6                         51
    Dividends and Interest Receivable                                               191              142                        333
    Other Assets                                                                      7               12                         19
                                                                           ------------     ------------               ------------
    Total Assets                                                                611,368          181,669                    793,037

Liabilities:
    Payable for Securities Purchased                                             33,003           14,604                     47,607
    Payable for Fund Shares Redeemed                                              3,075              857                      3,932
    Variation Margin Payable                                                        ---              724                        724
    Accrued Operating Expenses and Other Liabilities                                301               75                        376
                                                                           ------------     ------------               ------------
    Total Liabilities                                                            36,379           16,260                     52,639
                                                                           ------------     ------------               ------------
Net Assets                                                                 $    574,989     $    165,409               $    740,398
                                                                           ============     ============               ============


Net Assets Consist of:
    Capital Stock (par value and paid-in capital)                          $    733,077     $    165,015               $    898,092
    Accumulated Net Investment Income (Loss)                                        ---               57                         57
    Accumulated Net Realized Loss                                              (152,383)          (4,095)                  (156,478)
    Net Unrealized Appreciation (Depreciation)                                   (5,705)           4,432                     (1,273)
                                                                           ------------     ------------               ------------
    Net Assets                                                             $    574,989     $    165,409               $    740,398
                                                                           ============     ============               ============

Investor Class ($ and shares in full)
   Net Assets                                                              $574,763,868     $165,408,566               $740,172,434
    Capital Shares Outstanding (Unlimited Number Authorized)                 20,260,318       10,093,753                 26,090,939

Net Asset Value Per Share                                                  $      28.37     $      16.39               $      28.37
                                                                           ============     ============               ============

Advisor Class ($ and shares in full)
   Net Assets                                                              $    225,395              ---               $    225,395
    Capital Shares Outstanding (Unlimited Number Authorized)                      7,962              ---                      7,962

Net Asset Value Per Share                                                  $      28.31              ---               $      28.31
                                                                           ============     ============               ============

PRO FORMA COMBINING STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2000


                                                                                                 (In Thousands)

                                                                                                                         Pro Forma
                                                                                                                          Comined
                                                                              Strong     Strong                            Strong
                                                                            Enterprise  Discovery                        Enterprise
                                                                               Fund       Fund     Combined  Adjustments    Fund
                                                                            ----------  --------- ---------- ----------- ----------
Income:
    Dividends (net of foreign withholding taxes of $1 and $2, respectively) $    1,237  $     541 $    1,778             $    1,778
    Interest                                                                     4,714      2,624      7,338                  7,338
-----------------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                 5,951      3,165      9,116                  9,116
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
    Investment Advisory Fees                                                     6,594      1,386      7,980                  7,980
    Administrative Fees - Investor Class                                         1,830        377      2,207                  2,207
    Custodian Fees                                                                  39         74        113                    113
    Shareholder Servicing Costs - Investor Class                                 2,224        533      2,757                  2,757
    Professional Fees                                                               12         27         39                     39
    Reports to Shareholders - Investor Class                                       622        142        764                    764
    Reports to Shareholders - Advisor Class                                          1        ---          1                      1
    Federal and State Registration Fees                                            175         23        198                    198
    Transfer Agency Banking Charges - Investor Class                                23        ---         23                     23
    Other                                                                           60         17         77                     77
-----------------------------------------------------------------------------------------------------------------------------------
    Total Expenses before Waivers and Absorptions by Advisor                    11,580      2,579     14,159                 14,159
    Involuntary Expense Waivers and Absorptions by Advisor                          (1)       ---         (1)                    (1)
     Fees Paid Indirectly by Advisor                                               ---         (8)        (8)                    (8)
-----------------------------------------------------------------------------------------------------------------------------------
    Expenses, Net                                                               11,579      2,571     14,150                 14,150
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                             (5,628)       594     (5,034)                (5,034)
-----------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                               (149,205)    42,643   (106,562)              (106,562)
    Futures Contracts and Options                                                   47      6,501      6,548                  6,548
-----------------------------------------------------------------------------------------------------------------------------------
    Net Realized Gain (Loss)                                                  (149,158)    49,144   (100,014)              (100,014)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                               (198,356)   (42,340)  (240,696)              (240,696)
    Futures Contracts and Options                                                  674        (10)       664                    664
-----------------------------------------------------------------------------------------------------------------------------------
    Net Change in Unrealized Appreciation/Depreciation                        (197,682)   (42,350)  (240,032)              (240,032)
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                                                (346,840)     6,794   (340,046)              (340,046)
-----------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets Resulting from Operations              ($352,468) $   7,388  ($345,080)             ($345,080)
===================================================================================================================================

Pro Forma Statement of Investments (unaudited)

-------------------------------------------------------------------------------------
Strong Enterprise Fund
-------------------------------------------------------------------------------------
                                                           Shares or
                                                           Principal
                                                            Amount           Value
-------------------------------------------------------------------------------------
Common Stocks  95.2%
Commercial Services - Miscellaneous  0.7%
Moody's Corporation                                          153,940        3,954,334

Commercial Services - Security/Safety  1.0%
Macrovision Corporation (b)                                   74,780        5,534,888

Computer - Memory Devices  1.4%
EMC Communications Corporation (b)                           124,100        8,252,650

Computer - Optical Recognition  0.9%
Optimal Robotics Corporation (b)                              15,400          516,862
Symbol Technologies, Inc.                                    124,500        4,482,000
                                                                       --------------
                                                                            4,998,862
Computer Software - Education/Entertainment  2.4%
Electronic Arts, Inc. (b)                                    323,850       13,804,106

Computer Software - Enterprise  2.4%
Adobe Systems, Inc.                                          144,705        8,420,022
VERITAS Software Corporation (b)                              63,000        5,512,500
                                                                       --------------
                                                                           13,932,522
Computer Software - Financial  1.2%
Intuit, Inc. (b)                                             166,960        6,584,485

Computer Software - Security  1.7%
Check Point Software Technologies, Ltd. (b)                   74,055        9,890,971

Electronics - Measuring Instruments  3.3%
Mettler-Toledo International, Inc. (b)                        87,000        4,730,625
Waters Corporation (b)                                       172,550       14,407,925
                                                                       --------------
                                                                           19,138,550
Electronics - Military Systems  2.6%
General Motors Corporation Class H (b)                       647,300       14,887,900

Electronics - Scientific Instruments  3.8%
Applera Corporation-Applied Biosystems Group                 146,980       13,825,306
Millipore Corporation                                        124,450        7,840,350
                                                                       --------------
                                                                           21,665,656
Electronics - Semiconductor Manufacturing  4.5%
Cirrus Logic, Inc. (b)                                       214,300        4,018,125
Integrated Device Technology, Inc. (b)                       111,600        3,696,750
PMC-Sierra, Inc. (b)                                          84,760        6,664,255
QLogic Corporation (b)                                        88,490        6,813,730
Vitesse Semiconductor Corporation (b)                         89,200        4,933,875
                                                                       --------------
                                                                           26,126,735
Electronics Products - Miscellaneous  1.6%
Gemstar-TV Guide International, Inc. (b)                     199,610        9,207,011

Energy - Other  1.2%
Calpine Corporation (b)                                      153,500        6,917,094

Finance - Savings & Loan  3.3%
Golden State Bancorp, Inc.                                   200,820        6,313,279
Washington Mutual, Inc.                                      238,900       12,676,631
                                                                       --------------
                                                                           18,989,910
Financial Services - Miscellaneous  3.1%
Capital One Financial Corporation                             79,200        5,212,350

Pro Forma Statement of Investments (unaudited)

John Hancock Financial Services, Inc.                        125,700        4,729,462
Providian Financial Corporation                              141,360        8,128,200
                                                                       --------------
                                                                           18,070,012
Insurance - Property/Casualty/Title  7.6%
ACE, Ltd.                                                    207,320        8,798,143
Allmerica Financial Corporation                               82,800        6,003,000
Everest Re Group, Ltd.                                       133,900        9,590,588
Hartford Financial Services Group, Inc.                       23,995        1,694,647
Old Republic International Corporation                       187,500        6,000,000
XL Capital, Ltd. Class A                                     134,200       11,725,725
                                                                       --------------
                                                                           43,812,103
Internet - Network Security/Solutions  0.9%
Juniper Networks, Inc. (b)                                    42,175        5,316,686

Internet - Software  2.8%
BEA Systems, Inc. (b)                                         95,717        6,442,951
Openwave Systems, Inc. (b)                                   197,280        9,457,110
                                                                       --------------
                                                                           15,900,061
Media - Cable TV  6.8%
AT&T Corporation - Liberty Media Group Class A (b)           493,290        6,690,246
Charter Communications, Inc. Class A (b)                     655,820       14,878,916
Comcast Corporation Class A (b)                               81,500        3,402,625
EchoStar Communications Corporation Class A (b)              607,100       13,811,525
                                                                       --------------
                                                                           38,783,312
Media - Newspapers  1.3%
New York Times Company Class A                               182,270        7,302,192

Media - Radio/TV  2.9%
Clear Channel Communications, Inc.                            61,490        2,978,422
Viacom, Inc. Class B (b)                                     179,500        8,391,625
XM Satellite Radio Holdings, Inc. Class A (b)                330,800        5,313,475
                                                                       --------------
                                                                           16,683,522
Medical - Biomedical/Genetics  2.9%
Abgenix, Inc. (b)                                             50,000        2,953,125
Genzyme Corporation (b)                                       32,170        2,893,289
Human Genome Sciences, Inc. (b)                               70,400        4,879,600
Millennium Pharmaceuticals, Inc. (b)                          49,080        3,036,825
Myriad Genetics, Inc. (b)                                     35,500        2,937,625
                                                                       --------------
                                                                           16,700,464
Medical - Drug/Diversified  1.2%
Abbott Laboratories                                          147,610        7,149,859

Medical - Ethical Drugs  2.8%
King Pharmaceuticals, Inc. (b)                               165,400        8,549,112
Merck & Company, Inc.                                         82,400        7,714,700
                                                                       --------------
                                                                           16,263,812
Medical - Health Maintenance Organizations  0.5%
UnitedHealth Group, Inc.                                      46,200        2,835,525

Medical - Hospitals  4.2%
HCA-The Healthcare Company                                   220,420        9,700,684
Tenet Healthcare Corporation                                 330,300       14,677,706
                                                                       --------------
                                                                           24,378,390
Oil & Gas - Drilling  3.8%
Nabors Industries, Inc. (b)                                  298,600       17,662,190
Noble Drilling Corporation (b)                                93,300        4,052,719
                                                                       --------------
                                                                           21,714,909
Oil & Gas - Field Services  1.7%
BJ Services Company (b)                                      137,515        9,471,346

Oil & Gas - Machinery/Equipment 5.4%

Pro Forma Statement of Investments (unaudited)

Cooper Cameron Corporation (b)                                      181,200         11,970,525
Grant Prideco, Inc. (b)                                             419,450          9,201,684
Weatherford International, Inc. (b)                                 208,100          9,832,725
                                                                                  ------------
                                                                                    31,004,934
Oil & Gas - Production/Pipeline 2.0%
El Paso Energy Corporation                                          158,500         11,352,563

Oil & Gas - United States Exploration & Production 1.1%
Devon Energy Corporation                                            104,000          6,340,880

Retail - Apparel/Shoe 0.2%
Abercrombie & Fitch Company Class A (b)                              70,020          1,400,400

Retail - Major Discount Chains 0.5%
Target Corporation                                                   91,560          2,952,810

Retail - Restaurants 0.6%
McDonald's Corporation                                              102,500          3,485,000

Telecommunications - Cellular 1.2%
AT&T Wireless Group (b)                                             214,400          3,711,800
TeleCorp PCS, Inc. (b)                                              146,450          3,276,819
                                                                                  ------------
                                                                                     6,988,619
Telecommunications - Equipment 6.9%
American Tower Corporation Class A (b)                              215,500          8,162,063
CIENA Corporation (b)                                                68,000          5,533,500
Nokia Corporation Sponsored ADR                                     194,200          8,447,700
Nortel Networks Corporation                                         220,810          7,079,721
Research in Motion, Ltd. (b)                                        129,250         10,340,000
                                                                                  ------------
                                                                                    39,562,984
Telecommunications - Services 2.0%
McLeod, Inc. (b)                                                    596,250          8,422,031
XO Communications, Inc. Class A (b)                                 167,650          2,986,266
                                                                                  ------------
                                                                                    11,408,297
Utility - Gas Distribution 0.8%
Kinder Morgan, Inc.                                                  86,700          4,524,656
----------------------------------------------------------------------------------------------
Total Common Stocks (Cost $552,994,341)                                            547,289,010
----------------------------------------------------------------------------------------------

Short-Term Investments (a) 6.5%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                         2,148,700          2,148,700
Wisconsin Electric Power Company, 6.24%                              42,200             42,200
                                                                                  ------------
                                                                                     2,190,900
Repurchase Agreements 6.1%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%, Due 1/02/01
 (Repurchase proceeds $35,523,864) Collateralized
 by: United States Government and Agency Issues (e)              35,500,000         35,500,000
----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $37,690,900)                                     37,690,900
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $590,685,241) 101.7%                         584,979,910
Other Assets and Liabilities, Net (1.7%)                                            (9,990,646)
----------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                 $574,989,264
==============================================================================================

----------------------------------------------------------------------------------------------
Strong Discovery Fund
----------------------------------------------------------------------------------------------
                                                                 Shares or
                                                                 Principal
                                                                   Amount           Value
----------------------------------------------------------------------------------------------

Pro Forma Statement of Investments (unaudited)

Common Stocks 79.6%
Agricultural Operations 0.7%
Delta Dollar Pine Company, Ltd.                                      58,500       $  1,224,844

Auto/Truck - Original Equipment 0.8%
Gentex Corporation (b)                                               70,300          1,309,337

Banks - Money Center 0.7%
Citigroup, Inc. (c)                                                  23,955          1,223,202

Banks - Super Regional 0.8%
Comerica, Inc.                                                       22,400          1,330,000

Banks - West/Southwest 0.1%
Cullen/Frost Bankers, Inc.                                            3,900            163,069

Building - Heavy Construction 0.4%
Pitt-Des Moines, Inc.                                                18,100            595,038

Chemicals - Specialty 0.6%
Sigma-Aldrich Corporation                                            23,800            935,638

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b) (c)                                    20,000            771,875

Commercial Services - Printing 0.8%
Consolidated Graphics, Inc. (b)                                     109,800          1,310,737

Computer - Graphics 1.1%
Autodesk, Inc.                                                       67,900          1,829,056

Computer - Integrated Systems 1.6%
Avocent Corporation (b)                                              96,800          2,613,600

Computer - Memory Devices 1.1%
Microchip Technology, Inc. (b)                                       50,825          1,114,973
SanDisk Corporation (b)                                              28,100            779,775
                                                                                  ------------
                                                                                     1,894,748
Computer - Optical Recognition 0.0%
Optimal Robotics Corporation (b)                                      1,400             46,988

Computer - Services 1.8%
Fiserv, Inc. (b)                                                     20,600            977,212
InterNAP Network Services Corporation (b)                            18,400            133,400
Sungard Data Systems, Inc. (b)                                       39,100          1,842,588
                                                                                  ------------
                                                                                     2,953,200
Containers 2.3%
AptarGroup, Inc.                                                     46,100          1,354,187
Crown Cork & Seal, Inc. (b)                                         169,000          1,256,937
Ivex Packaging Corporation (b)                                      103,800          1,135,313
                                                                                  ------------
                                                                                     3,746,437
Diversified Operations 1.6%
Agilent Technologies, Inc. (b)                                       47,400          2,595,150

Electrical - Connectors 0.7%
Methode Electronics, Inc. Class A                                    50,700          1,162,931

Electronics - Miscellaneous Components 0.5%
Vishay Intertechnology, Inc. (b)                                     49,500            748,688

Electronics - Parts Distributors 4.4%

Pro Forma Statement of Investments (unaudited)

Avnet, Inc.                                                     129,300               2,779,950
Kent Electronics Corporation (b)                                277,200               4,573,800
                                                                                   ------------
                                                                                      7,353,750
Electronics - Semiconductor Manufacturing 0.9%
Dallas Semiconductor Corporation                                 55,800               1,429,875

Electronics Products - Miscellaneous 1.8%
APW, Ltd. (b)                                                    88,050               2,971,687

Finance - Equity REIT 3.5%
Liberty Property Trust                                           66,100               1,887,981
Pinnacle Holdings, Inc. (b) (c)                                 422,500               3,828,906
                                                                                   ------------
                                                                                      5,716,887
Finance - Investment Brokers 0.5%
Lehman Brothers Holdings, Inc.                                   12,000                 811,500

Finance - Investment Management 1.4%
Waddell & Reed Financial, Inc. Class A                           61,925               2,329,928

Finance - Mortgage & Related Services 1.1%
Federal Home Loan Mortgage Corporation                           26,600               1,832,075

Finance - Savings & Loan 1.0%
TCF Financial Corporation                                        37,900               1,688,919

Financial Services - Miscellaneous 0.8%
Concord EFS, Inc. (b)                                            30,100               1,322,519

Food - Miscellaneous Preparation 1.4%
Lancaster Colony Corporation (c)                                 81,800               2,295,513

Insurance - Brokers 1.1%
Arthur J. Gallagher & Company                                    29,600               1,883,300

Insurance - Life 2.2%
Lincoln National Corporation                                     35,500               1,679,594
Protective Life Corporation                                      58,600               1,889,850
                                                                                   ------------
                                                                                      3,569,444
Insurance - Property/Casualty/Title 1.2%
MGIC Investment Corporation                                      21,700               1,463,394
XL Capital, Ltd. Class A                                          6,900                 602,887
                                                                                   ------------
                                                                                      2,066,281
Internet - E*Commerce 1.8%
Getty Images, Inc. (b)                                           94,250               3,016,000

Internet - Network Security/Solutions 0.6%
Network Associates, Inc. (b)                                    252,300               1,056,506

Leisure - Gaming 0.5%
Park Place Entertainment Corporation (b)                         69,000                 823,688

Leisure - Hotels & Motels 1.2%
Hilton Hotels Corporation                                       193,200               2,028,600

Leisure - Products 0.7%
SCP Pool Corporation (b)                                         36,550               1,098,784

Leisure - Services 1.6%
Bally Total Fitness Holding Corporation (b)                      80,000               2,710,000

Leisure - Toys/Games/Hobby 0.6%

Pro Forma Statement of Investments (unaudited)

Action Performance Companies, Inc. (b) (c)                      426,650               1,013,294

Machinery - Construction/Mining 1.2%
Oshkosh Truck Corporation                                        44,000               1,936,000

Media - Cable TV 0.5%
EchoStar Communications Corporation Class A (b)                  35,360                 804,440

Media - Radio/TV 0.9%
Clear Channel Communications, Inc. (b)                           10,846                 525,353
Infinity Broadcasting Corporation Class A (b) (c)                34,850                 973,622
                                                                                   ------------
                                                                                      1,498,975
Medical - Biomedical/Genetics 0.2%
Millennium Pharmaceuticals, Inc. (b)                              5,600                 346,500

Medical - Drug/Diversified 0.0%
Halsey Drug Company, Inc. (d) (b) (f)                            27,690                  19,383

Medical - Ethical Drugs 0.7%
Alza Corporation (b)                                             14,900                 633,250
Pfizer, Inc.                                                     11,075                 509,450
                                                                                   ------------
                                                                                      1,142,700
Medical - Health Maintenance Organizations 0.8%
Mid Atlantic Medical Services, Inc. (b)                          70,800               1,402,725

Medical - Nursing Homes 1.4%
Manor Care, Inc. (b)                                            112,100               2,312,063

Medical - Wholesale Drugs/Sundries 0.9%
AmeriSource Health Corporation Class A (b)                       30,300               1,530,150

Medical/Dental - Services 0.6%
Renal Care Group, Inc. (b)                                       37,300               1,022,836

Medical/Dental - Supplies 2.8%
Apogent Technologies, Inc. (b)                                  169,700               3,478,850
Sybron Dental Specialties, Inc. (b) (c)                          69,966               1,180,676
                                                                                   ------------
                                                                                      4,659,526
Oil & Gas - Drilling 3.9%
Marine Drilling Companies, Inc. (b) (c)                         117,950               3,155,162
Nabors Industries, Inc. (b)                                      26,500               1,567,475
Noble Drilling Corporation (b)                                   39,700               1,724,469
                                                                                   ------------
                                                                                      6,447,106
Oil & Gas - Field Services 2.7%
BJ Services Company (b)                                          21,500               1,480,812
Cal Dive International, Inc. (b)                                110,800               2,950,050
                                                                                   ------------
                                                                                      4,430,862
Oil & Gas - Machinery/Equipment 0.3%
CARBO Ceramics, Inc.                                             14,100                 527,869

Oil & Gas - United States Exploration & Production 5.0%
Anadarko Petroleum Corporation                                   32,826               2,333,272
Devon Energy Corporation                                         30,900               1,883,973
Ocean Energy, Inc. (c)                                           74,300               1,290,963
Spinnaker Exploration Company (b)                                65,300               2,775,250
                                                                                   ------------
                                                                                      8,283,458
Paper & Paper Products 0.5%
Buckeye Technologies, Inc. (b)                                   57,900                 814,219

Pollution Control - Equipment 0.5%
Donaldson, Inc.                                                  30,000                 834,375

Pro Forma Statement of Investments (unaudited)

Pollution Control - Services 1.8%
Republic Services, Inc. (b)                                                           169,300       2,909,844

Retail - Apparel/Shoe 0.8%
Abercrombie & Fitch Company Class A (b)                                                62,000       1,240,000

Retail - Home Furnishings 1.9%
Rent-A-Center, Inc. (b)                                                                91,400       3,153,300

Retail - Mail Order & Direct 0.0%
Damark International, Inc. Class A (b)                                                  5,400          32,062

Retail - Miscellaneous/Diversified 1.1%
Regis Corporation                                                                     100,800       1,461,600
Sunglass Hut International, Inc. (b)                                                   55,100         282,388
                                                                                                 ------------
                                                                                                    1,743,988
Retail - Restaurants 1.2%
Applebee's International, Inc.                                                         38,200       1,200,912
Papa John's International, Inc. (b)                                                    34,700         772,075
                                                                                                 ------------
                                                                                                    1,972,987
Retail/Wholesale - Computer/Cellular 0.3%
Insight Enterprises, Inc. (b)                                                          31,900         572,206

Retail/Wholesale - Food 0.5%
Performance Food Group Company (b)                                                     15,800         809,997

Telecommunications - Equipment 1.4%
Belden, Inc.                                                                           88,500       2,245,687

Transportation - Rail 2.1%
Burlington Northern Santa Fe Corporation                                               72,400       2,049,825
Wisconsin Central Transportation Corporation (b)                                       93,100       1,402,319
                                                                                                 ------------
                                                                                                    3,452,144
Utility - Electric Power 0.5%
El Paso Electric Company (b)                                                           66,000         871,200

Utility - Gas Distribution 0.1%
ONEOK, Inc.                                                                             3,000         144,375

Utility - Telephone 0.6%
Citizens Communications Company (b) (c)                                                73,000         958,125
-------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $126,652,479)                                                           131,592,190
-------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 17.4%
Commercial Paper 1.3%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                         $ 1,745,400       1,745,400
Sara Lee Corporation, 6.25%                                                           244,400         244,400
Wisconsin Electric Power Company, 6.24%                                               171,400         171,400
                                                                                                 ------------
                                                                                                    2,161,200
Convertible Bonds 0.1%

Halsey Drug Company, Inc. Subordinated Debentures, 10.00%, Due 8/06/01
 (Acquired 8/05/96; Cost $587,550) (b) (d) (f)                                        600,000          96,924

Warrants 0.0%
Halsey Drug Company, Inc. Warrants, Expire 12/26/01 (Acquired 7/21/97;
 Cost $0) (b) (d) (f)                                                                  21,429           3,386

Repurchase Agreements 14.9%

Pro Forma Statement of Investments (unaudited)

ABN-AMRO Inc. (Dated 12/29/00), 6.05%, Due 1/02/01 (Repurchase proceeds
 $24,716,604); Collateralized by: United States Government & Agency Issues (e)     24,700,000      24,700,000

United States Government Issues 1.1%
United States Treasury Bills, Due 2/01/01 thru 3/29/01 (c)                          1,860,000       1,842,183
-------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $29,300,941)                                                    28,803,693
-------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $155,953,420) 97.0%                                         160,395,883
Other Assets and Liabilities, Net 3.0%                                                              5,012,683
-------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                $165,408,566
=============================================================================================================

FUTURES
-------------------------------------------------------------------------------------------------------------
                                                                   Underlying Face            Unrealized
                                              Expiration Date      Amount at Value           Depreciation
-------------------------------------------------------------------------------------------------------------
Sold:
2 S&P 500                                          3/01              $     667,500          $          10,266

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------------------------------------
                                                                      Contracts                 Premiums
-------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                         -          $               -
Options written during the year                                                890                     64,968
Options closed                                                                (890)                   (64,968)
Options expired                                                                  -                          -
Options exercised                                                                -                          -
                                                                     ----------------------------------------
Options outstanding at end of year                                               -          $               -
                                                                     ========================================

Closed options resulted in a capital loss of $4,452.

-------------------------------------------------------------------------------------------------------------
Pro Forma Combined Strong Enterprise Fund
-------------------------------------------------------------------------------------------------------------
                                                                                     Shares or
                                                                                     Principal
                                                                                      Amount         Value
-------------------------------------------------------------------------------------------------------------
Common Stocks 91.7%
Agricultural Operations 0.2%
Delta Dollar Pine Company, Ltd.                                                        58,500     $  1,224,844

Auto/Truck - Original Equipment 0.2%
Gentex Corporation (b)                                                                 70,300        1,309,337

Banks - Money Center 0.2%
Citigroup, Inc. (c)                                                                    23,955        1,223,202

Banks - Super Regional 0.2%
Comerica, Inc.                                                                         22,400        1,330,000

Banks - West/Southwest 0.0%
Cullen/Frost Bankers, Inc.                                                              3,900          163,069

Building - Heavy Construction 0.1%
Pitt-Des Moines, Inc.                                                                  18,100          595,038

Chemicals - Specialty 0.1%
Sigma-Aldrich Corporation                                                              23,800          935,638

Commercial Services - Advertising 0.1%
Lamar Advertising Company (b) (c)                                                      20,000          771,875

Commercial Services - Miscellaneous 0.5%

Pro Forma Statement of Investments (unaudited)

Moody's Corporations                                                    153,940               3,954,334

Commercial Services - Printing 0.2%
Consolidated Graphics, Inc. (b)                                         109,800               1,310,737

Commercial Services - Security/Safety 0.7%
Macrovision Corporation (b)                                              74,780               5,534,888

Computer - Graphics 0.2%
Autodesk, Inc.                                                           67,900               1,829,056

Computer - Integrated Systems 0.4%
Avocent Corporation (b)                                                  96,800               2,613,600

Computer - Memory Devices 1.4%
EMC Communications Corporation (b)                                      124,100               8,252,650
Microchip Technology, Inc. (b)                                           50,825               1,114,973
SanDisk Corporation (b)                                                  28,100                 779,775
                                                                                          -------------
                                                                                             10,147,398
Computer - Optical Recognition 0.7%
Optimal Robotics Corporation (b)                                         16,800                 563,850
Symbol Technologies, Inc.                                               124,500               4,482,000
                                                                                          -------------
                                                                                              5,045,850
Computer - Services 0.4%
Fiserv, Inc. (b)                                                         20,600                 977,212
InterNAP Network Services Corporation (b)                                18,400                 133,400
Sungard Data Systems, Inc. (b)                                           39,100               1,842,588
                                                                                          -------------
                                                                                              2,953,200
Computer Software - Education/Entertainment  1.9%
Electronic Arts, Inc. (b)                                               323,850              13,804,106

Computer Software - Enterprise  1.9%
Adobe Systems, Inc.                                                     144,705               8,420,022
VERITAS Software Corporation (b)                                         63,000               5,512,500
                                                                                          -------------
                                                                                             13,932,522
Computer Software - Financial  0.9%
Intuit, Inc. (b)                                                        166,960               6,584,485

Computer Software - Security  1.3%
Check Point Software Technologies, Ltd. (b)                              74,055               9,890,971

Containers 0.5%
AptarGroup, Inc.                                                         46,100               1,354,187
Crown Cork & Seal, Inc. (b)                                             169,000               1,256,937
Ivex Packaging Corporation (b)                                          103,800               1,135,313
                                                                                          -------------
                                                                                              3,746,437
Diversified Operations 0.4%
Agilent Technologies, Inc. (b)                                           47,400               2,595,150

Electrical - Connectors 0.2%
Methode Electronics, Inc. Class A                                        50,700               1,162,931

Electronics - Measuring Instruments  2.6%
Mettler-Toledo International, Inc. (b)                                   87,000               4,730,625
Waters Corporation (b)                                                  172,550              14,407,925
                                                                                          -------------
                                                                                             19,138,550
Electronics - Military Systems  2.0%
General Motors Corporation Class H                                      647,300              14,887,900

Electronics - Miscellaneous Components 0.1%
Vishay Intertechnology, Inc. (b)                                         49,500                 748,688

Pro Forma Statement of Investments (unaudited)

Electronics - Parts Distributors 1.0%
Avnet, Inc.                                                             129,300               2,779,950
Kent Electronics Corporation (b)                                        277,200               4,573,800
                                                                                          -------------
                                                                                              7,353,750
Electronics - Scientific Instruments  2.9%
Applera Corporation-Applied Biosystems Group                            146,980              13,825,306
Millipore Corporation                                                   124,450               7,840,350
                                                                                          -------------
                                                                                             21,665,656
Electronics - Semiconductor Manufacturing  3.7%
Cirrus Logic, Inc. (b)                                                  214,300               4,018,125
Dallas Semiconductor Corporation                                         55,800               1,429,875
Integrated Device Technology, Inc. (b)                                  111,600               3,696,750
PMC-Sierra, Inc. (b)                                                     84,760               6,664,255
QLogic Corporation (b)                                                   88,490               6,813,730
Vitesse Semiconductor Corporation (b)                                    89,200               4,933,875
                                                                                          -------------
                                                                                             27,556,610
Electronics Products - Miscellaneous 1.6%
APW, Ltd. (b)                                                            88,050               2,971,687
Gemstar-TV Guide International, Inc. (b)                                199,610               9,207,011
                                                                                          -------------
                                                                                             12,178,698
Energy - Other  0.9%
Calpine Corporation (b)                                                 153,500               6,917,094

Finance - Equity REIT 0.8%
Liberty Property Trust                                                   66,100               1,887,981
Pinnacle Holdings, Inc. (b) (c)                                         422,500               3,828,906
                                                                                          -------------
                                                                                              5,716,887
Finance - Investment Brokers 0.1%
Lehman Brothers Holdings, Inc.                                           12,000                 811,500

Finance - Investment Management 0.3%
Waddell & Reed Financial, Inc. Class A                                   61,925               2,329,928

Finance - Mortgage & Related Services 0.2%
Federal Home Loan Mortgage Corporation                                   26,600               1,832,075

Finance - Savings & Loan 2.8%
Golden State Bancorp, Inc.                                              200,820               6,313,279
TCF Financial Corporation                                                37,900               1,688,919
Washington Mutual, Inc.                                                 238,900              12,676,631
                                                                                          -------------
                                                                                             20,678,829
Financial Services - Miscellaneous 2.6%
Capital One Financial Corporation                                        79,200               5,212,350
Concord EFS, Inc. (b)                                                    30,100               1,322,519
John Hancock Financial Services, Inc.                                   125,700               4,729,462
Providian Financial Corporation                                         141,360               8,128,200
                                                                                          -------------
                                                                                             19,392,531
Food - Miscellaneous Preparation 0.3%
Lancaster Colony Corporation (c)                                         81,800               2,295,513

Insurance - Brokers 0.3%
Arthur J. Gallagher & Company                                            29,600               1,883,300

Insurance - Life 0.5%
Lincoln National Corporation                                             35,500               1,679,594
Protective Life Corporation                                              58,600               1,889,850
                                                                                          -------------
                                                                                              3,569,444
Insurance - Property/Casualty/Title 6.2%
ACE, Ltd.                                                               207,320               8,798,143
Allmerica Financial Corporation                                          82,800               6,003,000

Pro Forma Statement of Investments (unaudited)

Everest Re Group, Ltd.                                                  133,900               9,590,588
Hartford Financial Services Group, Inc.                                  23,995               1,694,647
MGIC Investment Corporation                                              21,700               1,463,394
Old Republic International Corporation                                  187,500               6,000,000
XL Capital, Ltd. Class A                                                141,100              12,328,612
                                                                                          -------------
                                                                                             45,878,384
Internet - E*Commerce 0.4%
Getty Images, Inc. (b)                                                   94,250               3,016,000

Internet - Network Security/Solutions 0.9%
Juniper Networks, Inc. (b)                                               42,175               5,316,686
Network Associates, Inc. (b)                                            252,300               1,056,506
                                                                                          -------------
                                                                                              6,373,192
Internet - Software  2.1%
BEA Systems, Inc. (b)                                                    95,717               6,442,951
Openwave Systems, Inc. (b)                                              197,280               9,457,110
                                                                                          -------------
                                                                                             15,900,061
Leisure - Gaming 0.1%
Park Place Entertainment Corporation (b)                                 69,000                 823,688

Leisure - Hotels & Motels 0.3%
Hilton Hotels Corporation                                               193,200               2,028,600

Leisure - Products 0.2%
SCP Pool Corporation (b)                                                 36,550               1,098,784

Leisure - Services 0.4%
Bally Total Fitness Holding Corporation (b)                              80,000               2,710,000

Leisure - Toys/Games/Hobby 0.1%
Action Performance Companies, Inc. (b) (c)                              426,650               1,013,294

Machinery - Construction/Mining 0.3%
Oshkosh Truck Corporation                                                44,000               1,936,000

Media - Cable TV 5.3%
AT&T Corporation - Liberty Media Group Class A (b)                      493,290               6,690,246
Charter Communications, Inc. Class A (b)                                655,820              14,878,916
Comcast Corporation Class A (b)                                          81,500               3,402,625
EchoStar Communications Corporation Class A (b)                         642,460              14,615,965
                                                                                          -------------
                                                                                             39,587,752
Media - Newspapers  1.0%
New York Times Company Class A                                          182,270               7,302,193

Media - Radio/TV 2.5%
Clear Channel Communications, Inc. (b)                                   72,336               3,503,775
Infinity Broadcasting Corporation Class A (b) (c)                        34,850                 973,622
Viacom, Inc. Class B (b)                                                179,500               8,391,625
XM Satellite Radio Holdings, Inc. Class A (b)                           330,800               5,313,475
                                                                                          -------------
                                                                                             18,182,497
Medical - Biomedical/Genetics 2.3%
Abgenix, Inc. (b)                                                        50,000               2,953,125
Genzyme Corporation (b)                                                  32,170               2,893,289
Human Genome Sciences, Inc. (b)                                          70,400               4,879,600
Millennium Pharmaceuticals, Inc. (b)                                     54,680               3,383,325
Myriad Genetics, Inc. (b)                                                35,500               2,937,625
                                                                                          -------------
                                                                                             17,046,964
Medical - Drug/Diversified 1.0%
Abbott Laboratories                                                     147,610               7,149,859
Halsey Drug Company, Inc. (d) (b) (f)                                    27,690                  19,383
                                                                                          -------------
                                                                                              7,169,242

Pro Forma Statement of Investments (unaudited)

Medical - Ethical Drugs 2.4%
Alza Corporation (b)                                                     14,900                 633,250
King Pharmaceuticals, Inc. (b)                                          165,400               8,549,112
Merck & Company, Inc.                                                    82,400               7,714,700
Pfizer, Inc.                                                             11,075                 509,450
                                                                                          -------------
                                                                                             17,406,512
Medical - Health Maintenance Organizations 0.6%
Mid Atlantic Medical Services, Inc. (b)                                  70,800               1,402,725
UnitedHealth Group, Inc.                                                 46,200               2,835,525
                                                                                          -------------
                                                                                              4,238,250
Medical - Hospitals  3.3%
HCA-The Healthcare Company                                              220,420               9,700,684
Tenet Healthcare Corporation                                            330,300              14,677,706
                                                                                          -------------
                                                                                             24,378,390
Medical - Nursing Homes 0.3%
Manor Care, Inc. (b)                                                    112,100               2,312,063

Medical - Wholesale Drugs/Sundries 0.2%
AmeriSource Health Corporation Class A (b)                               30,300               1,530,150

Medical/Dental - Services 0.1%
Renal Care Group, Inc. (b)                                               37,300               1,022,836

Medical/Dental - Supplies 0.6%
Apogent Technologies, Inc. (b)                                          169,700               3,478,850
Sybron Dental Specialties, Inc. (b) (c)                                  69,966               1,180,676
                                                                                          -------------
                                                                                              4,659,526
Oil & Gas - Drilling 3.8%
Marine Drilling Companies, Inc. (b) (c)                                 117,950               3,155,162
Nabors Industries, Inc. (b)                                             325,100              19,229,665
Noble Drilling Corporation (b)                                          133,000               5,777,188
                                                                                          -------------
                                                                                             28,162,015
Oil & Gas - Field Services 1.9%
BJ Services Company (b)                                                 159,015              10,952,158
Cal Dive International, Inc. (b)                                        110,800               2,950,050
                                                                                          -------------
                                                                                             13,902,208
Oil & Gas - Machinery/Equipment 4.3%
CARBO Ceramics, Inc.                                                     14,100                 527,869
Cooper Cameron Corporation (b)                                          181,200              11,970,525
Grant Prideco, Inc. (b)                                                 419,450               9,201,684
Weatherford International, Inc. (b)                                     208,100               9,832,725
                                                                                          -------------
                                                                                             31,532,803
Oil & Gas - Production/Pipeline  1.5%
El Paso Energy Corporation                                              158,500              11,352,563

Oil & Gas - United States Exploration & Production 2.0%
Anadarko Petroleum Corporation                                           32,826               2,333,272
Devon Energy Corporation                                                134,900               8,224,853
Ocean Energy, Inc. (c)                                                   74,300               1,290,963
Spinnaker Exploration Company (b)                                        65,300               2,775,250
                                                                                          -------------
                                                                                             14,624,338
Paper & Paper Products 0.1%
Buckeye Technologies, Inc. (b)                                           57,900                 814,219

Pollution Control - Equipment 0.1%
Donaldson, Inc.                                                          30,000                 834,375

Pollution Control - Services 0.4%
                                                                        169,300               2,909,844

Retail - Apparel/Shoe 0.4%

Pro Forma Statement of Investments (unaudited)

Abercrombie & Fitch Company Class A (b)                                               132,020               2,640,400

Retail - Home Furnishings 0.4%
Rent-A-Center, Inc. (b)                                                                91,400               3,153,300

Retail - Mail Order & Direct 0.0%
Damark International, Inc. Class A (b)                                                  5,400                  32,062

Retail - Major Discount Chains  0.4%
Target Corporation                                                                     91,560               2,952,810

Retail - Miscellaneous/Diversified 0.2%
Regis Corporation                                                                     100,800               1,461,600
Sunglass Hut International, Inc. (b)                                                   55,100                 282,388
                                                                                                         ------------
                                                                                                            1,743,988
Retail - Restaurants 0.7%
Applebee's International, Inc.                                                         38,200               1,200,912
McDonald's Corporation                                                                102,500               3,485,000
Papa John's International, Inc. (b)                                                    34,700                 772,075
                                                                                                         ------------
                                                                                                            5,457,987
Retail/Wholesale - Computer/Cellular 0.1%
Insight Enterprises, Inc. (b)                                                          31,900                 572,206

Retail/Wholesale - Food 0.1%
Performance Food Group Company (b)                                                     15,800                 809,997

Telecommunications - Cellular  0.9%
AT&T Wireless Group (b)                                                               214,400               3,711,800
TeleCorp PCS, Inc. (b)                                                                146,450               3,276,819
                                                                                                         ------------
                                                                                                            6,988,619
Telecommunications - Equipment 5.6%
American Tower Corporation Class A (b)                                                215,500               8,162,063
Belden, Inc.                                                                           88,500               2,245,687
CIENA Corporation (b)                                                                  68,000               5,533,500
Nokia Corporation Sponsored ADR                                                       194,200               8,447,700
Nortel Networks Corporation                                                           220,810               7,079,721
Research in Motion, Ltd. (b)                                                          129,250              10,340,000
                                                                                                         ------------
                                                                                                           41,808,671
Telecommunications - Services  1.5%
McLeod, Inc. (b)                                                                      596,250               8,422,031
XO Communications, Inc. Class A (b)                                                   167,650               2,986,266
                                                                                                         ------------
                                                                                                           11,408,297
Transportation - Rail 0.5%
Burlington Northern Santa Fe Corporation                                               72,400               2,049,825
Wisconsin Central Transportation Corporation (b)                                       93,100               1,402,319
                                                                                                         ------------
                                                                                                            3,452,144
Utility - Electric Power 0.1%
El Paso Electric Company (b)                                                           66,000                 871,200

Utility - Gas Distribution 0.6%
Kinder Morgan, Inc.                                                                    86,700               4,524,656
ONEOK, Inc.                                                                             3,000                 144,375
                                                                                                         ------------
                                                                                                            4,669,031
Utility - Telephone 0.1%
Citizens Communications Company (b) (c)                                                73,000                 958,125
---------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $679,646,820)                                                                   678,881,200
---------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 9.0%
Commercial Paper 0.6%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                                                         $ 3,894,100               3,894,100

Pro Forma Statement of Investments (unaudited)

Sara Lee Corporation, 6.25%                                                           244,400                 244,400
Wisconsin Electric Power Company, 6.24%                                               213,600                 213,600
                                                                                                         ------------
                                                                                                            4,352,100
Convertible Bonds 0.0%
Halsey Drug Company, Inc. Subordinated Debentures, 10.00%, Due 8/06/01                600,000                  96,924
 (Acquired 8/05/96; Cost $587,550) (b) (d) (f)

Warrants 0.0%
Halsey Drug Company, Inc. Warrants, Expire 12/26/01 (Acquired 7/21/97;                 21,429                   3,386
 Cost $0) (b) (d) (f)

Repurchase Agreements 8.1%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%, Due 1/02/01 (Repurchase proceeds            60,200,000              60,200,000
 $60,240,468); Collateralized by: United States Government & Agency Issues (e)

United States Government Issues 0.3%
United States Treasury Bills, Due 2/01/01 thru 3/29/01 (c)                          1,860,000               1,842,183
---------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $66,991,841)                                                            66,494,593
---------------------------------------------------------------------------------------------------------------------

Total Investments in Securities (Cost $746,638,661) 100.7%                                                745,375,793
Other Assets and Liabilities, Net (0.7%)                                                                   (4,977,963)
---------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                        $740,397,830
=====================================================================================================================

FUTURES
---------------------------------------------------------------------------------------------------------------------
                                                                              Underlying Face            Unrealized
                                                           Expiration Date    Amount at Value           Depreciation
---------------------------------------------------------------------------------------------------------------------
Sold:
2 S&P 500                                                        3/01            $    667,500            $     10,266

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------------------------------------------------------
                                                                                  Contracts                Premiums
---------------------------------------------------------------------------------------------------------------------
Options outstanding at beginning of year                                                    -           $           -
Options written during the year                                                           890                  64,968
Options closed                                                                           (890)                (64,968)
Options expired                                                                             -                       -
Options exercised                                                                           -                       -
                                                                     ------------------------------------------------
Options outstanding at end of year                                                          -           $           -
                                                                     ================================================

Closed options resulted in a capital loss of $4,452.

(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  Affiliated issuer.

Percentages are stated as a percent of net assets.

STRONG EQUITY FUNDS, INC. (ENTERPRISE)
Notes to Pro Forma Financial Statements

1.   BASIS OF COMBINATION

The unaudited Pro Forma Combining Schedule of Investments, Pro Forma Combining Statements of Assets and Liabilities and Pro Forma Combining Statements of Operations give effect to the proposed merger of the Strong Discovery Fund into the Strong Enterprise Fund. The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling without restatement method). The Merger will be accomplished by an exchange of all outstanding shares of the Strong Discovery Fund in exchange for shares of the Investor shares of the Strong Enterprise Fund. Each Fund will pay its own expenses in the reorganization, which are estimated in the aggregate to be $[40,000].

The pro forma combining statements should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Strong Equity Funds, Inc. is an open-end management investment company registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

a) The Pro Forma combining statements of assets and liabilities assume the issuance of additional shares of the Strong Enterprise Fund as if the reorganization had taken place on December 31, 2000 and are based on the net asset value of the Strong Enterprise Fund. In addition, the Strong Enterprise Fund is the surviving fund for accounting purposes and legal entity surviving. The performance history of the Strong Enterprise Fund will be carried forward.
b) The Pro Forma adjustments reflect the impact of the removal of the 2% expense cap from the Advisor Class of the Strong Enterprise Fund.

                           STRONG EQUITY FUNDS, INC.

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   FORM N-14

                                    PART C

                               OTHER INFORMATION


Item 15.  Indemnification.
          ---------------

     Officers and directors of the Funds and its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $115,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

            ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

     SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section
7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

     SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

     SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 23.  EXHIBITS

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(1.a) Articles of Incorporation effective August 1, 1996 incorporated herein by reference to Exhibit (1) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(1.b) Amendment to Articles of Incorporation effective October 24, 1996 incorporated herein by reference to Exhibit (1.1) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(1.c) Amendment to Articles of Incorporation effective April 7, 1997 incorporated herein by reference to Exhibit (1.2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(1.d) Amendment to Articles of Incorporation effective June 4, 1997 incorporated herein by reference to Exhibit (1.3) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on or about June 27, 1997.

(1.e) Amendment to Articles of Incorporation effective December 10, 1997 incorporated herein by reference to Exhibit (1.4) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on or about December 24, 1997.

(1.f) Amendment to Articles of Incorporation effective May 4, 1998 incorporated herein by reference to Exhibit (1.5) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(1.g) Amendment to Articles of Incorporation effective September 14, 1998 incorporated herein by reference to Exhibit (1.6) of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on or about September 28, 1998.

(1.h) Amendment to Articles of Incorporation effective December 15, 1998 incorporated herein by reference to Exhibit (a.7) of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on or about December 30, 1998.

(1.i) Amendment to Articles of Incorporation effective February 2, 1999 incorporated herein by reference to Exhibit (a.8) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(1.j) Amendment to Articles of Incorporation effective December 13, 1999 incorporated herein by reference to Exhibit (a.9) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on or about December 27, 1999.

(1.k) Amendment to Articles of Incorporation dated February 17, 2000 incorporated herein by reference to Exhibit (a.10) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(1.l) Amendment to Articles of Incorporation dated November 30, 2000 incorporated herein by reference to Exhibit (a.11) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(2)    Bylaws dated October 20, 1995 incorporated herein by reference to Exhibit
       (2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2.a) Amendment to Bylaws dated May 1, 1998 incorporated herein by reference to Exhibit (2.1) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(3)    Inapplicable.

(4)    Form of Agreement and Plan of Reorganization.

(5)    Specimen Stock Certificate incorporated herein by reference to Exhibit
       (c) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(6)    Amended and Restated Investment Advisory Agreement (Excluding Index 500
       Fund) incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(7.a) Distribution Agreement - Investor and Institutional Class incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(7.b) Distribution Agreement - Advisor Class incorporated herein by reference to Exhibit (e.1) of Post-Effective Amendment No. 34 to the Registration Statement on Form filed on or about February 22, 2000.

(7.c) Distribution Agreement- Class A and Class Z incorporated herein by reference to Exhibit (e.2) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(7.d) Distribution Agreement - Class B, Class C, and Class L incorporated herein by reference to Exhibit (e.3) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(7.e) Dealer Agreement incorporated herein by reference to Exhibit (e.2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(7.f) Mutual Fund Distribution and Shareholder Services Agreement incorporated herein by reference to Exhibit (e.5) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(7.g) Services Agreement incorporated herein by reference to Exhibit (e.3) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(8)    Inapplicable.

(9.a) Custody Agreement with Firstar (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Dow 30 Value, Strategic Growth, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, Technology 100, and Technology Index Plus Funds) incorporated herein by reference to Exhibit (8.1) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(9.b) Global Custody Agreement with Brown Brothers Harriman & Co. (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Strategic Growth, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, Technology 100, and Technology Index Plus, Funds) incorporated herein by reference to Exhibit (8.2) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(9.c) Amendment to Global Custody Agreement with Brown Brothers Harriman & Co. dated August 26, 1996 (Growth, Value, Advisor Mid Cap Growth, Growth 20, Advisor Small Cap Value, Strategic Growth, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, Technology 100, and Technology Index Plus Funds) incorporated herein by reference to Exhibit (g.3) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(9.d) Custody Agreement with Investors Bank and Trust (Index 500 Fund) incorporated herein by reference to Exhibit (8.3) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(10.a) Amended and Restated Rule 12b-1 Plan incorporated herein by reference to Exhibit (m) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(10.b) Amended and Restated Rule 18f-3 Plan incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(11)   Form of Opinion and Consent of Counsel.

(12)   Form of Opinion and Consent of Counsel relating to tax matters.

(13.a) Amended and Restated Transfer and Dividend Disbursing Agent Agreement incorporated herein by reference incorporated herein by reference to Exhibit (h) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13.b) Shareholder Servicing Agent Agreement (relating to personal services provided to shareholders)[Index 500 Fund] incorporated herein by reference to Exhibit (9.1) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(13.c) Administration Agreement - Investor Class incorporated herein by reference to Exhibit (h.2) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13.d) Administration Agreement - Advisor Class incorporated herein by reference to Exhibit (h.3) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13.e) Administration Agreement - Institutional Class incorporated herein by reference to Exhibit (h.4) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(13.f) Amended and Restated Administration Agreement - Class Z incorporated herein by reference to Exhibit (h.5) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(13.g) Administration Agreement - Class A, Class B, Class C, and Class L incorporated herein by reference to Exhibit (h.6) of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

(14)   Consent of Independent Accountants.

(15)   Inapplicable.

(16) Power of Attorney incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on or about September 20, 2000.

(17)   Form of Proxy Card.

All references to filings on Form N-1A refer to the Registrant's Registration Statement SEC File No. 33-70764.

Item 17.  Undertakings.
          ------------

     (1) The Undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin as of the 11th day of April, 2001.

Strong Equity Funds, Inc.
(Registrant)


By:       /s/ Elizabeth N. Cohernour
    --------------------------------------
    Elizabeth N. Cohernour, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and as of the date indicated.


Name                          Title                            Dated As Of

____________________________  Chairman of the Board            April 11, 2001
Richard S. Strong*            (Principal Executive Officer)
                              and a Director


/s/ John W. Widmer            Treasurer (Principal Financial   April 11, 2001
----------------------------
John W. Widmer                and Accounting Officer)


____________________________  Director                         April 11, 2001
Marvin E. Nevins*

____________________________  Director                         April 11, 2001
Willie D. Davis*

____________________________  Director                         April 11, 2001
William F. Vogt*

____________________________  Director                         April 11, 2001
Stanley Kritzik*

____________________________  Director                         April 11, 2001
Neal Malicky*

* Elizabeth N. Cohernour signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.

                                             By:  /s/ Elizabeth N. Cohernour
                                                  ------------------------------
                                                  Elizabeth N. Cohernour

                                 EXHIBIT INDEX


Exhibit No.              Exhibit
-----------              -------

(4)                      Form of Agreement and Plan of Reorganization
(11)                     Form of Opinion and Consent of Counsel
(12) Form of Opinion and Consent of Counsel relating to tax matters
(14)                     Consent of Independent Accountants
(17)                     Form of Proxy Card